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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23244

The Chartwell Funds
(Exact name of registrant as specified in charter)

1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Timothy J. Riddle
The Chartwell Funds, 1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania 19312
(Name and address of agent for service)

With a copy to:

Alan R. Gedrich, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Registrant's telephone number, including area code:	(610) 296-1400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Berwyn Income Fund (BERIX)
Chartwell Mid Cap Value Fund (BERCX)
Chartwell Small Cap Value Fund (CWSIX)
Chartwell Short Duration High Yield Fund (CWFIX)
Chartwell Small Cap Growth Fund (CWSGX)

ANNUAL REPORT

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-995-5505 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-995-5505. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT
October 31, 2019 (Unaudited)

Dear Fellow Shareholder,

As we close out our mutual funds’ fiscal year, I want to thank you for trusting The Chartwell Funds with your assets. At Chartwell, we are committed to enhancing shareholder value every day through the quality of our research and portfolio implementation. As I write this letter, the markets are reaching new highs. Whether we are in a bull market or one with extraordinary volatility, we believe, active management and experience matter. We feel, over time, that our disciplined approach will reward our shareholders. And for that, we thank you for the trust which you have placed in The Chartwell Funds.

Highlighted below are the performance summaries of each of our funds for the fiscal year ending October 31, 2019. We welcome any questions you may have on the fund(s) performance. Inquiries may be directed to Shareholder Services at 888.995.5505 or via our web-site at https://www.chartwellip.com/.

Thank you and we look forward to serving as your mutual funds’ manager in the coming year.

Best Regards,

Timothy Riddle
President of The Chartwell Funds

BERWYN INCOME FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
October 31, 2019 (Unaudited)

The 1-year total return to shareholders of the Berwyn Income Fund (BERIX) for the fiscal year ended October 31, 2019 was 7.22 percent. Net asset value increased from $13.18 on October 31, 2018, to $13.26 on October 31, 2019. For the fiscal year, BERIX underperformed the benchmarks which includes the Bloomberg Barclays U.S. Aggregate Bond Index* -11.51% and the FTSE US Broad Investment-Grade Bond Index (USBIG) -11.64%. On March 1, 2019, we changed the portfolio management team, which now includes five individuals with deep experience in both fixed income and equities investing. BERIX’s underperformance for the fiscal year was primarily attributed to some of the inherited legacy positions which had been a drag on the performance. Almost all of these positions have been removed from the fund. In turn, the management team has diversified the fund across a wide array of asset classes, including stocks, corporate credit, preferreds, mortgage backed securities, federal agency debt, Treasuries and Treasury Inflation Protected Securities. We believe the new portfolio is prudently positioned to partake in market upturns while providing downside protection to our investors through high-quality, liquid investments.

*

Effective March 1, 2019, the Fund’s primary benchmark was changed from the FTSE US Broad Investment-Grade Bond Index to the Bloomberg Barclays U.S. Aggregate Bond Index, which more closely aligns with the Fund’s investments.

CHARTWELL MID CAP VALUE FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
October 31, 2019 (Unaudited)

The total return to shareholders of the Chartwell Mid Cap Value Fund (BERCX) for the fiscal year ended October 31, 2019 was 11.47%. Net asset value increased from $15.07 on October 31, 2018, to $15.54 on October 31, 2019. For the fiscal year, BERCX outperformed its reference index, the Russell Midcap Value Index with a return of 10.08%. As 2018 closed with a weak market, BERCX outperformed the Russell Midcap Value benchmark by 195 bps* for Q4 2018, returning -13.00% vs. the benchmark return of -14.95%. Allocation was a modest contributor as a small cash position was helpful, offset by an underweight in the defensive REIT sector during the market correction. The portfolio’s overall quality tilt was a significant tailwind. Regarding sector selection, eight of twelve sectors made positive contributions.

For the first six months of 2019, BERCX underperformed the Russell Midcap Value benchmark by 78 bps, returning 17.24% vs. the benchmark return of 18.02%. Sector allocation was not particularly impactful, but cash created a meaningful drag. Selection was good in nine of twelve sectors with Consumer Services the standout, but poor selection in Technology largely offset those contributions. In the third quarter, BERCX outpaced the Russell Midcap Value benchmark by 55 bps, returning 1.77% vs. the benchmark return of 1.22%. Allocation had little effect thus selection was the primary driver of outperformance, with strong results in a handful of sectors offsetting weakness elsewhere. Health Care and Basic Industry were particularly strong.

As we closed the fiscal year, we made changes in Consumer Staples and Business Services and sold an underperformer in Basic Industry. BERCX ended with an overweight in Business Services, Basic Industry and Consumer Cyclical and underweights in Technology, Consumer Staples and Utilities. BERCX’s positioning results primarily from bottom-up selection decisions but includes a small influence from our top-down economic outlook and sector prospects. We believe a modestly pro-cyclical tilt, balanced by higher quality and lower leverage, seems the best way to position the Fund in the current macro environment.

*	A basis point or “bps” represents a unit equal to 1/100th of 1%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

CHARTWELL SMALL CAP VALUE FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
October 31, 2019 (Unaudited)

The total return to shareholders of the Chartwell Small Cap Value Fund (CWSIX) for the fiscal year ended October 31, 2019 was 7.54%. Net asset value decreased from $18.79 on October 31, 2018, to $18.67 on October 31, 2019. However, for the fiscal year, CWSIX significantly outperformed its reference index, the Russell 2000 Value Index with a return of 3.22%. As 2018 closed with a weak market, CWSIX outpaced the Russell 2000 Value benchmark by 154 bps in Q4 2018, returning -17.13% vs. the benchmark return of -18.67%. Allocation contributed modestly, with an underweight in Energy offsetting the negative impact of an underweight in REITs and an overweight in Capital Spending. The portfolio’s overall quality tilt was a tailwind. Outperformance was primarily driven by selection, with seven of twelve sectors making positive contributions.

In 2019, CWSIX’s performance continued to outpace the benchmark. From January 1, 2019, through the third quarter, the fund outperformed the Russell 2000 Value benchmark by 289 bps, returning 15.71% vs. the benchmark return of 12.82%. Allocation was more impactful than usual, with an underweight in Energy adding to relative returns. But selection was still the primary driver of outperformance, with nine of twelve sectors making positive contributions. Basic Industry was the standout contributor, but Technology and Business Services were a drag on performance.

Late in the fiscal year, we did not make any new investments but trimmed several winners and added opportunistically to smaller positions. The fund ended the fiscal year with overweights in Capital Spending, Basic Industry, and Consumer Staples and underweights in Financial Services, REITs, and Health Care. The portfolio positioning results primarily from bottom-up selection decisions but includes a small influence from our top-down economic outlook and sector prospects. We believe a modestly pro-cyclical tilt, balanced by higher quality and lower leverage, is the best way to position the portfolio in the current macro environment.

CHARTWELL SHORT DURATION HIGH YIELD FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
October 31, 2019 (Unaudited)

The 1-year total return to shareholders of the Chartwell Short Duration High Yield Fund (CWFIX) for the fiscal year ended October 31, 2019 was 5.89 percent. Net asset value increased from $9.48 on October 31, 2018, to $9.68 on October 31, 2019, and monthly dividends totaled $0.3497 per share for the twelve month period. For the fiscal year, CWFIX underperformed its reference indices, the Bloomberg Barclays Intermediate US Government/Credit Index -8.74% and the ICE BofAML 1-3 Year BB US Cash Payout High Yield Index -6.95%. Compared to the Bloomberg Barclays Intermediate US Government/Credit index, a significant decline in interest rates during the fiscal year was a headwind for the fund’s relative performance. Compared to the ICE BofAML 1-3 Year BB US Cash Payout High Yield Index, fund expenses and an underweight position in the Technology sector hurt relative performance, which was partially offset by an overweight position and strong credit selection in the Capital Goods sector. As previously disclosed, the fund invests in a narrow slice of the high yield bond market, for which we believe there is no good, replicable index. The fund seeks to generate income with an additional focus on relatively low volatility over full market cycles.

At the end of the fiscal year, the fund’s largest sector weights were Energy (15.0%), Financial Services (14.5%) and Materials (14.1%). The fund’s Energy exposure was comprised of four midstream operators with primarily contracted revenues, one exploration and production company and a land drilling operator. Financial Services exposure was comprised of a diversified group of operators, including specialty real estate finance and consumer finance companies. Capital goods exposure included a heavy equipment manufacturer, an engineered aerospace products manufacturer and two packaging companies. Historically, modest economic growth and low inflation has been a good environment for high yield bond returns. Absent a recession, we believe a portfolio of higher quality short maturity high yield bonds may be a potential source of consistent income in the future.

CHARTWELL SMALL CAP GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
October 31, 2019 (Unaudited)

The 1-year total return to shareholders of the Chartwell Small Cap Growth Fund (CWSGX) for the fiscal year ended October 31, 2019 was 2.46 percent. Net asset value increased from $11.55 on October 31, 2018, to $11.78 on October 31, 2019. For the fiscal year ended October 31, 2019, CWSGX underperformed its reference index, the Russell 2000 Growth Index, which returned 6.40%. As we closed out 2018, the Chartwell Small Cap Growth Fund returned -22.31% as compared to the Russell 2000 Growth Index return of -21.65% for Q4 2018. The fund slightly underperformed the index in what has been the most volatile quarter since the 2008-2009 meltdown. Rolling into 2019, the Chartwell Small Cap Growth Fund returned 18.39% as compared to the Russell 2000 Growth Index return of 17.14% for Q1 2019. The strategy significantly outperformed the index in a rebound from the miserable market conditions that were seen in Q4 2018. The drivers behind the recovery was a course correction by the Federal Reserve; the prior policy of interest rate tightening wasn’t appropriate given the worldwide economic slowdown, and the Fed has clearly stated that new the monetary policy is neutral and data dependent. The top performing sector compared to the Russell 2000 Growth benchmark was the Technology sector, where strong stock selection led to alpha for CWSGX. There really wasn’t any underperforming sector in Q1 2019. The largest detractor to performance was CWSGX’s portfolio cash weighting that averaged 7.5%, which in hindsight was too high.

In Q2 2019, CWSGX continued to outperform its reference benchmark returning 3.65% as compared to the Russell 2000 Growth Index return of 2.75%. CWSGX’s outperformance was a result of market conditions continuing to favor growth stocks; where in general, investors seem more willing to pay a premium for assumed growth during economic slowdowns. However, in Q3 2019, CWSGX returned -6.89% as compared to the Russell 2000 Growth Index return of -4.17% for Q3 2019. In October 2019, CWSGX returned 1.38 percent and underperformed the Russell 2000 Growth Index return -2.85%, as there was a significant rotation towards cyclical stocks that occurred during the month of September 2019. Looking ahead, we are monitoring the macro economic data as investors are concerned that the current slowdown in the manufacturing segment extends into the services/consumer-driven segment of the economy. We continue to find compelling investment opportunities, particularly in the Real Estate and medical device industries. Given the dramatically lower interest rates seen globally, REITs as an asset class should continue to be in favor to investors due to their attractive dividend yield. We remain focused on generating alpha and producing the strongest investment results over the long run.

BERWYN INCOME FUND
PERFORMANCE INFORMATION
October 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Berwyn Income Fund versus the Bloomberg Barclays U.S. Aggregate Bond Index, the FTSE US Broad Investment-Grade Bond Index (USBIG), the ICE BofAML High Yield Master II Index and the Lipper Income Fund Index.

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Bloomberg Barclays U.S. Aggregate Bond Index, the FTSE US Broad Investment-Grade Bond Index (USBIG), the ICE BofAML High Yield Master II Index, and the Lipper Income Fund Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

Effective March 1, 2019, the Fund’s primary benchmark was changed from the FTSE US Broad Investment-Grade Bond Index to the Bloomberg Barclays U.S. Aggregate Bond Index, which more closely aligns with the Fund’s investments.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities and is intended to be generally representative of the bond market as a whole. The FTSE US Broad Investment-Grade Bond Index (USBIG) measures performance of US dollar-denominated bonds issued in the US investment-grade bond market. Introduced in 1985, the index covers US Treasury, government-sponsored, collateralized, and corporate debt and provides a reliable representation of the US investment-grade bond market. The ICE BofAML High Yield

BERWYN INCOME FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2019 (Unaudited)

Master II Index is a broad-based index consisting of all US dollar denominated high-yield bonds with a minimum outstanding amount of $100 million and a maturity of over one year. The Lipper Income Fund Index consists of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged, and they are not available for investment.

Average Annual Total Returns (for periods ended October 31, 2019)
	1 Year	5 Years	10 Years
Berwyn Income Fund	7.22%	3.24%	5.95%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%
FTSE US Broad Investment-Grade Bond Index (USBIG)	11.64%	3.26%	3.70%
ICE BofAML High Yield Master II Index	8.32%	5.17%	7.69%
Lipper Income Fund Index	9.29%	4.43%	6.19%

The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 0.68% and 0.64%, respectively, as stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 0.64% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2020, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL MID CAP VALUE FUND
PERFORMANCE INFORMATION
October 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Mid Cap Value Fund versus the Russell Midcap Value Index, the S&P Mid-Cap 400 Index and the S&P 500 Index.

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Russell Midcap Value Index, the S&P Mid-Cap 400 Index and the S&P 500 Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The S&P 500 Index tracks the stocks of 500 large US companies. The S&P Mid-Cap 400 Index measures the performance of 400 selected companies with a mid-sized market capitalization. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged, and they are not available for investment.

CHARTWELL MID CAP VALUE FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2019 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2019)
	1 Year	5 Years	10 Years
Chartwell Mid Cap Value Fund	11.47%	6.38%	9.27%
Russell Midcap Value Index	10.08%	6.95%	12.90%
S&P Mid-Cap 400 Index	9.02%	8.37%	13.21%
S&P 500 Index	14.33%	10.78%	13.70%

The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the Fund’s current investment strategy been in effect during those periods.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 1.57% and 0.90%, respectively, as stated in the current prospectus dated March 1, 2019, supplemented September 3, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 0.90% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2020, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SMALL CAP VALUE FUND
PERFORMANCE INFORMATION
October 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Small Cap Value Fund versus the Russell 2000 Value Index.

This graph compares a hypothetical $10,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains. The performance figures include the performance for Class A shares for the periods prior to the start date of the current share class (March 16, 2012). Class A shares were liquidated on June 30, 2016.

The Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged, and it is not available for investment.

CHARTWELL SMALL CAP VALUE FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2019 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2019)
	1 Year	5 Years	Since Inception(a)
Chartwell Small Cap Value Fund	7.54%	6.15%	10.75%
Russell 2000 Value Index	3.22%	6.24%	10.94%

(a)

Inception date of the Fund was November 9, 2011. The performance figures include the performance for Class A for the periods prior to the start date of current share class (March 16, 2012). Class A shares were liquidated on June 30, 2016.

On July 17, 2017, the Chartwell Small Cap Value Fund acquired all the assets and liabilities of the Chartwell Small Cap Value Fund, a series of the Investment Managers Series Trust (the “Predecessor Fund”). As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 17, 2017 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 1.08% and 1.05%, respectively, as stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 1.05% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2020, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SHORT DURATION HIGH YIELD FUND
PERFORMANCE INFORMATION
October 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Short Duration High Yield Fund versus
the ICE BofAML 1-3 Year BB US Cash Payout High Yield Index and
the Bloomberg Barclays Intermediate US Government/Credit Index.

This graph compares a hypothetical $10,000 investment in the Fund’s shares, made at its inception, with a similar investment in the ICE BofAML 1-3 Year BB US Cash Payout High Yield Index and the Bloomberg Barclays Intermediate US Government/Credit Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofAML 1-3 Year BB US Cash Payout High Yield Index is a subset of the ICE BofAML US Cash Payout High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The Bloomberg Barclays Intermediate US Government/Credit Index is a broad-based flagship benchmark the measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. These indices do not reflect expenses, fees or sales charges, which would lower performance. These indices are unmanaged, and they are not available for investment.

CHARTWELL SHORT DURATION HIGH YIELD FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2019 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2019)
	1 Year	5 Years	Since Inception(a)
Chartwell Short Duration High Yield Fund	5.89%	2.88%	2.72%
ICE BofAML 1-3 Year BB US Cash Payout High Yield Index	6.95%	4.34%	4.13%
Bloomberg Barclays Intermediate US Government/Credit Index	8.74%	2.61%	2.62%

(a)	Commencement of operations was July 15, 2014.

On July 17, 2017, the Chartwell Short Duration High Yield Fund acquired all the assets and liabilities of the Chartwell Short Duration High Yield Fund, a series of the Investment Managers Series Trust (the “Predecessor Fund”). As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 17, 2017 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 0.80% and 0.49%, respectively, as stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 0.49% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2020, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SMALL CAP GROWTH FUND
PERFORMANCE INFORMATION
October 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Small Cap Growth Fund versus the Russell 2000 Growth Index.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Growth Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of the constituents that exhibit growth characteristics within the 2000 small-cap companies of the US stock market and is designed to represent the small-cap segment of the US equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged, and it is not available for investment.

CHARTWELL SMALL CAP GROWTH FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2019 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2019)
	1 Year	Since Inception(a)
Chartwell Small Cap Growth Fund	2.46%	7.36%
Russell 2000 Growth Index	6.40%	8.35%

(a)	Commencement of operations was June 16, 2017.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 2.16% and 1.06%, respectively, both including acquired fund fees and expenses of 0.01%, as stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 1.05% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2020, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS October 31, 2019
COMMON STOCKS — 28.6%	Shares	Value
Communication Services — 0.3%
Diversified Telecommunication Services — 0.3%
AT&T, Inc.	50,561	$1,946,093
Verizon Communications, Inc.	25,208	1,524,328
		3,470,421
Consumer Discretionary — 3.5%
Automobiles — 0.1%
General Motors Company	23,812	884,854

Distributors — 0.9%
Genuine Parts Company	91,142	9,349,346

Hotels, Restaurants & Leisure — 0.2%
Carnival Corporation	20,561	881,861
Restaurant Brands International, Inc.	12,155	795,423
Six Flags Entertainment Corporation	9,562	403,421
		2,080,705
Household Durables — 0.3%
Toll Brothers, Inc.	84,768	3,371,224

Internet & Direct Marketing Retail — 0.9%
Expedia Group, Inc.	70,109	9,581,096

Specialty Retail — 0.7%
AutoZone, Inc. (a)	5,456	6,243,737
Home Depot, Inc. (The)	5,400	1,266,732
		7,510,469
Textiles, Apparel & Luxury Goods — 0.4%
Ralph Lauren Corporation	36,202	3,477,564

Consumer Staples — 1.0%
Beverages — 0.1%
Coca-Cola Company (The)	23,000	1,251,890

Food Products — 0.7%
Lamb Weston Holdings, Inc.	85,406	6,665,084

Household Products — 0.1%
Procter & Gamble Company (The)	7,801	971,303

See accompanying notes to financial statements.	17

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 28.6% (Continued)	Shares	Value
Consumer Staples — 1.0% (Continued)
Tobacco — 0.1%
Philip Morris International, Inc.	14,139	$1,151,480

Energy — 1.6%
Energy Equipment & Services — 0.1%
Helmerich & Payne, Inc.	10,830	406,125

Oil, Gas & Consumable Fuels — 1.5%
ConocoPhillips	14,927	823,971
Diamondback Energy, Inc.	66,515	5,704,326
Exxon Mobil Corporation	25,711	1,737,292
Hess Corporation	14,956	983,357
Occidental Petroleum Corporation	10,722	434,241
Pioneer Natural Resources Company	43,085	5,300,317
Royal Dutch Shell plc - Class A - ADR (b)	9,335	541,150
		15,524,654
Financials — 5.4%
Banks — 2.1%
BB&T Corporation	15,855	841,108
First Hawaiian, Inc.	28,657	783,196
JPMorgan Chase & Company	20,372	2,544,870
KeyCorp	295,096	5,302,875
M&T Bank Corporation	22,307	3,491,715
Pinnacle Financial Partners, Inc.	109,625	6,448,143
PNC Financial Services Group, Inc. (The)	6,945	1,018,831
SunTrust Banks, Inc.	12,339	843,247
		21,273,985
Capital Markets — 0.3%
Ares Capital Corporation	72,052	1,318,552
CME Group, Inc.	4,333	891,515
Morgan Stanley	21,771	1,002,554
		3,212,621
Consumer Finance — 0.4%
Synchrony Financial	123,010	4,350,864

Insurance — 2.5%
Allstate Corporation (The)	89,230	9,495,856
Arthur J. Gallagher & Company	13,530	1,234,207
Hanover Insurance Group, Inc. (The)	53,538	7,051,490
Lincoln National Corporation	117,911	6,659,613

18	See accompanying notes to financial statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 28.6% (Continued)	Shares	Value
Financials — 5.4% (Continued)
Insurance — 2.5% (Continued)
Progressive Corporation (The)	11,225	$782,382
Prudential Financial, Inc.	6,098	555,772
		25,779,320
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust, Inc. - Class A	22,290	809,127

Health Care — 2.2%
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories	20,700	1,730,727

Health Care Providers & Services — 1.5%
Quest Diagnostics, Inc. (b)	81,607	8,262,709
Universal Health Services, Inc. - Class B	56,521	7,769,377
		16,032,086
Pharmaceuticals — 0.5%
Johnson & Johnson	11,188	1,477,263
Merck & Company, Inc.	22,829	1,978,361
Pfizer, Inc.	43,110	1,654,131
		5,109,755
Industrials — 3.5%
Aerospace & Defense — 0.1%
Lockheed Martin Corporation	3,160	1,190,309

Air Freight & Logistics — 0.1%
United Parcel Service, Inc. - Class B	6,760	778,549

Construction & Engineering — 0.8%
Jacobs Engineering Group, Inc.	84,768	7,932,589

Electrical Equipment — 0.7%
Emerson Electric Company	16,672	1,169,541
Rockwell Automation, Inc.	34,417	5,919,380
		7,088,921
Machinery — 0.9%
Caterpillar, Inc.	6,310	869,518
Snap-on, Inc. (b)	51,626	8,398,001
		9,267,519
Marine — 0.9%
Kirby Corporation (a)	117,478	9,299,559

See accompanying notes to financial statements.	19

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 28.6% (Continued)	Shares	Value
Information Technology — 1.8%
Communications Equipment — 0.1%
Cisco Systems, Inc.	16,546	$786,101

Electronic Equipment, Instruments & Components — 0.7%
Dolby Laboratories, Inc. - Class A	105,164	6,765,200

Semiconductors & Semiconductor Equipment — 0.2%
Intel Corporation	26,743	1,511,782
Lam Research Corporation	2,318	628,271
		2,140,053
Software — 0.7%
Microsoft Corporation	11,191	1,604,453
Teradata Corporation (a)	203,419	6,088,331
		7,692,784
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	1,610	400,504
Western Digital Corporation	10,544	544,597
		945,101
Materials — 1.9%
Chemicals — 1.0%
Air Products & Chemicals, Inc.	5,005	1,067,366
FMC Corporation	103,991	9,515,177
		10,582,543
Construction Materials — 0.9%
Vulcan Materials Company	64,373	9,196,970

Real Estate — 4.4%
Equity Real Estate Investment Trusts (REITs) — 4.4%
American Campus Communities, Inc. (b)	118,548	5,925,029
Crown Castle International Corporation	9,315	1,292,829
Duke Realty Corporation (b)	333,975	11,735,881
Healthcare Trust of America, Inc. - Class A (b)	309,347	9,589,757
Host Hotels & Resorts, Inc.	362,018	5,933,475
Lamar Advertising Company - Class A (b)	11,387	911,074
Mid-America Apartment Communities, Inc.	63,608	8,840,876
Weyerhaeuser Company	31,538	921,225
		45,150,146
Utilities — 3.0%
Electric Utilities — 0.3%
American Electric Power Company, Inc. (b)	14,045	1,325,707
Exelon Corporation	21,038	957,019

20	See accompanying notes to financial statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 28.6% (Continued)	Shares	Value
Utilities — 3.0% (Continued)
Electric Utilities — 0.3% (Continued)
PPL Corporation	30,695	$1,027,975
		3,310,701
Multi-Utilities — 2.7%
Ameren Corporation	108,096	8,399,059
CMS Energy Corporation	159,976	10,225,666
Public Service Enterprise Group, Inc.	149,141	9,442,117
		28,066,842

Total Common Stocks (Cost $278,790,938)		$294,188,587

PREFERRED STOCKS — 1.9%	Shares	Value
Energy — 1.2%
Chesapeake Energy Corporation, 5.000% CV (c)	418,633	$12,140,357

Health Care — 0.1%
Becton, Dickinson and Company, 6.125% - Series A CV	13,925	860,047

Industrials — 0.6%
Pitney Bowes, Inc., 6.700%, 3/7/2043 (c)	336,655	6,988,958

Total Preferred Stocks (Cost $31,621,398)		$19,989,362

CORPORATE BONDS – 36.4%	Par Value	Value
Communication Services – 1.4%
AT&T, Inc., 3.40%, due 5/15/2025	$5,000,000	$5,239,013
CenturyLink, Inc., 7.65%, due 3/15/2042	4,260,000	4,323,900
Cincinnati Bell, Inc., 8.00%, due 10/15/2025 (d)	2,500,000	2,231,250
Consolidated Communications, Inc., 6.50%, due 10/1/2022 (b)	2,500,000	2,256,250
T-Mobile USA, Inc., 4.00%, due 4/15/2022	750,000	774,157
		14,824,570
Consumer Discretionary — 9.2%
American Axle & Manufacturing, Inc., 6.25%, due 4/1/2025 (b)	2,500,000	2,409,375
AutoNation, Inc., 3.80%, due 11/15/2027 (e)	10,000,000	10,148,255
Bed Bath & Beyond, Inc., 5.165%, due 8/1/2044	10,263,000	7,444,267
Carriage Services, Inc., 6.625%, due 6/1/2026 (d)	2,757,000	2,867,280
Clearwater Seafoods, Inc., 6.875%, due 5/1/2025 (d)	2,500,000	2,568,750

See accompanying notes to financial statements.	21

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS – 36.4% (Continued)	Par Value	Value
Consumer Discretionary — 9.2% (Continued)
Coach, Inc., 4.125%, due 7/15/2027	$15,873,000	$16,169,385
Diamond Sports Group, LLC/Diamond Sports Finance Company, 5.375%, due 8/15/2026 (d)	2,000,000	2,090,000
Dollar Tree, Inc., 4.00%, due 5/15/2025	10,393,000	11,175,426
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, due 2/15/2023 (d)	2,000,000	2,105,000
HLF Financing Sarl, LLC/Herbalife International, Inc., 7.25%, due 8/15/2026 (b)(d)	2,500,000	2,615,625
L Brands, Inc., 5.25%, due 2/1/2028 (b)	2,500,000	2,318,750
National CineMedia, LLC, 5.75%, due 8/15/2026	2,500,000	2,443,750
Penn National Gaming, Inc., 5.625%, due 1/15/2027 (b)(d)	2,500,000	2,575,000
Quad Graphics, Inc., 7.00%, due 5/1/2022 (b)	2,000,000	1,930,755
Sonic Automotive, Inc., 6.125%, due 3/15/2027	2,500,000	2,587,500
Tiffany & Company, 4.90%, due 10/1/2044	16,744,000	19,035,082
Truck Hero, Inc., 8.50%, due 4/21/2024 (d)	2,600,000	2,580,500
Wolverine World Wide, Inc., 5.00%, due 9/1/2026 (d)	1,500,000	1,518,750
		94,583,450
Consumer Staples — 0.5%
Clearwater Paper Corporation, 4.50%, due 2/1/2023 (b)	2,500,000	2,509,375
KEHE Distributors, LLC, 8.625%, due 10/15/2026 (d)	2,500,000	2,564,063
		5,073,438
Energy — 2.8%
Antero Resources Corporation, 5.375%, due 11/1/2021 (b)	5,725,000	5,109,562
Blue Racer Midstream, LLC/Blue Racer Finance Corporation, 6.625%, due 7/15/2026 (d)	1,903,000	1,779,305
Energy Transfer Partners, L.P., 6.25%, due 4/15/2049 (b)	3,085,000	3,684,338
Ensign Drilling, Inc., 9.25%, due 4/15/2024 (d)	4,000,000	3,400,000
Genesis Energy, L.P./Genesis Energy Finance Corporation, 5.625%, due 6/15/2024 (b)	2,500,000	2,337,500
NLG Energy Partners, L.P., 6.125%, due 3/1/2025	2,490,000	2,303,250
Parkland Fuel Corporation, 5.875%, due 7/15/2027 (d)	2,500,000	2,645,800
Sunoco, L.P./Sunoco Finance Corporation, Series WI, 4.875%, due 1/15/2023	4,000,000	4,105,000
Targa Resources Partners L.P., 5.25%, due 5/1/2023	4,000,000	4,015,000
		29,379,755
Financials — 11.2%
AAG FH, L.P./AAG FH Finco, Inc., 9.75%, due 7/15/2024 (d)	2,550,000	2,352,375
Ares Capital Corporation, 3.50%, due 2/10/2023	6,185,000	6,279,577
Ares Capital Corporation, 4.20%, due 6/10/2024 (b)	7,995,000	8,303,786
Bank of America Corporation, 2.878% (3MO LIBOR + 76), due 9/15/2026 (e)	15,377,000	14,935,487
Citigroup, Inc., 3.352%, due 4/24/2025	8,900,000	9,259,201

22	See accompanying notes to financial statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS – 36.4% (Continued)	Par Value	Value
Financials — 11.2% (Continued)
Compass Group Diversified Holdings, LLC, 8.00%, due 5/1/2026 (d)	$2,500,000	$2,687,500
Ford Motor Credit Company, LLC, 5.584%, due 3/18/2024 (b)	6,360,000	6,778,289
General Motors Financial Company, Inc., 5.65%, due 1/17/2029 (b)	6,669,000	7,456,982
Goldman Sachs Group, Inc. (The), 3.177% (3MO LIBOR + 105), due 6/5/2023 (e)	10,536,000	10,629,247
Goldman Sachs Group, Inc. (The), 3.691%, due 6/5/2028	4,437,000	4,685,973
Icahn Enterprises, L.P., 5.875%, due 2/1/2022	4,000,000	4,035,000
Jefferies Group, LLC, 6.50%, due 1/20/2043	3,950,000	4,659,360
JPMorgan Chase & Company, 3.166% (3MO LIBOR + 123), due 10/24/2023 (e)	17,734,000	18,043,731
Lincoln National Corporation, 3.05%, due 1/15/2030	4,330,000	4,373,979
Provident Funding Associates, L.P./PFG Finance Corporation, 6.375%, due 6/15/2025 (d)	2,500,000	2,430,500
Springleaf Finance Corporation, 5.625%, due 3/15/2023	4,000,000	4,290,000
Starwood Property Trust, 5.00%, due 12/15/2021	3,580,000	3,705,300
		114,906,287
Health Care — 2.1%
Anthem, Inc., 3.65%, due 12/1/2027 (b)	11,025,000	11,660,244
CVS Health Corporation, 4.30%, due 3/25/2028 (b)	7,000,000	7,613,459
Horizon Pharma USA, Inc., 5.50%, due 8/1/2027 (d)	2,435,000	2,541,531
		21,815,234
Industrials — 2.3%
ADT Corporation (The), 6.25%, due 10/15/2021	4,000,000	4,265,000
Avis Budget Group, Inc., 6.375%, due 4/1/2024 (d)	2,000,000	2,082,500
FXI Holdings, Inc., 7.875%, due 11/1/2024 (d)	2,400,000	2,132,400
Grinding Media, Inc., 7.375%, due 12/15/2023 (d)	2,500,000	2,412,500
H&E Equipment Services, Inc., 5.625%, due 9/1/2025	2,500,000	2,628,125
Intertape Polymer Group, Inc., 7.00%, due 10/15/2026 (d)	2,500,000	2,615,250
JPW Industries Holding Corporation, 9.00%, due 10/1/2024 (d)	1,195,000	1,117,325
Neon Holdings, Inc., 10.125%, due 4/1/2026 (d)	2,340,000	2,313,675
United Rentals North America, Inc., 4.625%, due 7/15/2023	4,000,000	4,086,000
		23,652,775
Information Technology — 2.1%
Apple, Inc., 3.85%, due 5/4/2043	4,000,000	4,489,966
Belo Corporation, 7.25%, due 9/15/2027 (b)	2,500,000	2,850,000
CBS Radio, Inc., 7.25%, due 11/1/2024 (b)(d)	2,500,000	2,606,250
Dell, Inc., 5.875%, due 6/15/2021 (d)	2,644,000	2,684,665
Hewlett Packard Enterprise Company, 6.35%, due 10/15/2045	7,739,000	9,196,187
		21,827,068

See accompanying notes to financial statements.	23

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS – 36.4% (Continued)	Par Value	Value
Materials — 2.6%
Cascades, Inc., 5.75%, due 7/15/2023 (d)	$1,750,000	$1,793,750
Cliffs Natural Resources, Inc., 6.25%, due 10/1/2040 (b)	4,320,000	3,672,000
Commercial Metals Company, 5.375%, due 7/15/2027	2,500,000	2,565,625
JW Aluminum Continuous Cast Company, 10.25%, due 6/1/2026 (d)	2,500,000	2,631,250
Mercer International, Inc., 5.50%, due 1/15/2026	2,500,000	2,423,325
Mosaic Company (The), 4.05%, due 11/15/2027 (b)	2,000,000	2,114,395
Mountain Province Diamonds, Inc., 8.00%, due 12/15/2022 (b)(d)	2,500,000	2,425,000
Plastipak Holdings, Inc., 6.25%, due 10/15/2025 (b)(d)	2,500,000	2,062,500
Schweitzer-Mauduit International, Inc., 6.875%, due 10/1/2026 (d)	2,500,000	2,668,750
Steel Dynamics, Inc., 5.125%, due 10/1/2021	4,000,000	4,014,000
		26,370,595
Real Estate — 1.3%
Greystar Real Estate Partners, LLC, 5.75%, due 12/1/2025 (d)	4,000,000	4,170,000
iStar, Inc., 6.00%, due 4/1/2022	1,560,000	1,600,950
iStar, Inc., 4.75%, due 10/1/2024	2,000,000	2,062,500
LGI Homes, Inc., 6.875%, due 7/15/2026 (d)	2,500,000	2,587,500
TRI Pointe Group, Inc., 5.25%, due 6/1/2027	2,500,000	2,587,500
		13,008,450
Utilities — 0.9%
AES Corporation, 4.00%, due 3/15/2021	4,000,000	4,065,000
Suburban Propane Partners, L.P., 5.875%, due 3/1/2027	2,800,000	2,898,000
Talen Energy Supply, LLC, 6.625%, due 1/15/2028 (d)	2,825,000	2,726,125
		9,689,125

Total Corporate Bonds (Cost $361,811,846)		$375,130,747

ASSET-BACKED SECURITIES — 1.5%	Par Value	Value
Latitude Management Real Estate Investors, Inc., Series 2019-CRE3, 3.567% (1MO LIBOR + 140), due 12/22/2035 (d)(e)	$6,280,000	$6,307,444
Onslow Bay Financial LLC, Series 2019-EXP3, 3.50%, due 10/25/2059	2,760,000	2,787,172
ORIX Credit Alliance Owner Trust, Series 2018-CRE1, 3.094% (1MO LIBOR + 118), due 6/15/2036 (d)(e)	6,750,000	6,756,277
Total Asset-Backed Securities (Cost $15,827,757)		$15,850,893

24	See accompanying notes to financial statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 5.9%	Par Value	Value
Commercial — 5.9%
Agate Bay Mortgage Loan Trust, Series 2016-2, 3.50%, due 3/25/2046 (d)	$6,621,880	$6,752,881
Bancorp Commercial Mortgage Trust (The), Series 2019-CRE5, 3.027% (1MO LIBOR + 100), due 1/15/2022 (d)(e)	4,183,330	4,183,324
BDS Ltd., Series 2019-FL4, 3.013% (1MO LIBOR + 110), due 8/15/2036 (d)(e)	3,640,000	3,641,128
Colony American Finance Ltd., Series 2019-1, 3.324%, due 1/15/2029 (d)(e)	4,975,494	5,168,839
Credit Suisse Mortgage Trust, Series 2018-J1, 3.50%, due 2/25/2048 (d)	6,467,665	6,587,122
Ellington Financial Mortgage Trust, Series 2019-1, 2.934%, due 6/25/2059 (d)	5,547,007	5,581,511
Exantas Capital Corporation, Series 2019-RS07, 3.025% (1MO LIBOR + 100), due 4/15/2022 (d)(e)	8,167,243	8,169,775
PSMC 2018-1 Trust, Series 2019-1, 4.00%, due 7/25/2049 (d)	4,991,977	5,082,457
Starwood Mortgage Residential Trust, Series 2019-1, 2.941%, due 6/25/2049 (d)	5,551,214	5,568,632
Wells Fargo Mortgage Back Securities, Series 2019-2, 4.00%, due 4/25/2049 (d)	9,478,953	9,549,612
Total Mortgage-Backed Securities (Cost $60,151,430)		$60,285,281

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.8%	Par Value	Value
Federal Farm Credit Bank — 5.1%
Federal Farm Credit Bank, 2.045% (1MO LIBOR + 200), 9/17/2021 (e)	$5,000,000	$4,988,701
Federal Farm Credit Bank, 2.49%, 9/24/2025	5,555,000	5,556,081
Federal Farm Credit Bank, 2.99%, 4/16/2026	16,972,000	17,036,875
Federal Farm Credit Bank, 2.53%, 8/21/2026	5,000,000	4,962,308
Federal Farm Credit Bank, 2.625%, 2/12/2027	4,000,000	4,000,048
Federal Farm Credit Bank, 2.89%, 8/1/2028	10,550,000	10,550,034
Federal Farm Credit Bank, 3.50%, 2/1/2033	5,000,000	5,079,642
		52,173,689

See accompanying notes to financial statements.	25

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.8% (Continued)	Par Value	Value
Federal Home Loan Bank — 1.5%
Federal Home Loan Bank, 3.13%, 10/30/2029	$12,000,000	$12,000,061
Federal Home Loan Bank, 3.50%, 6/6/2034	3,535,000	3,536,382
		15,536,443
Federal Home Loan Mortgage Corporation — 2.8%
Federal Home Loan Mortgage Corporation, 3.50%, 1/1/2048	9,583,399	9,932,103
Federal Home Loan Mortgage Corporation, 3.00%, 2/1/2048	4,423,032	4,516,894
Federal Home Loan Mortgage Corporation, 3.00%, 6/1/2049	6,756,959	6,873,623
Federal Home Loan Mortgage Corporation, 3.00%, 7/1/2049	7,265,825	7,390,994
		28,713,614
Federal National Mortgage Association — 4.4%
Federal National Mortgage Association, 3.00%, 9/1/2029	2,211,807	2,253,247
Federal National Mortgage Association, 2.45%, 4/7/2031 (f)	645,000	644,577
Federal National Mortgage Association, 2.50%, 3/1/2032	15,695,703	15,927,172
Federal National Mortgage Association, 3.00%, 12/1/2033	5,034,285	5,154,801
Federal National Mortgage Association, 3.00%, 11/1/2038	9,585,236	9,864,512
Federal National Mortgage Association, 3.00%, 9/1/2049	11,857,135	12,067,797
		45,912,106
Small Business Administration — 2.0%
Small Business Administration Participation Certificates, 2.82%, 2/1/2037	12,886,786	13,312,936
Small Business Administration Participation Certificates, 3.20%, 3/1/2039	6,849,052	7,270,854
		20,583,790

Total U.S. Government Agency Obligations (Cost $160,687,346)		$162,919,642

U.S. TREASURY OBLIGATIONS — 7.0%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 3.3%
U.S. Treasury Inflation-Protected Note, 1.125%, due 1/15/2021	$6,350,820	$6,392,191
U.S. Treasury Inflation-Protected Note, 0.625%, due 1/15/2024	6,817,210	6,932,731
U.S. Treasury Inflation-Protected Note, 0.875%, due 2/15/2047	18,546,384	20,059,420
		33,384,342
U.S. Treasury Notes — 3.7%
U.S. Treasury Note, 1.625%, due 7/31/2020	15,000,000	15,001,172
U.S. Treasury Note, 2.625%, due 3/31/2025	6,635,000	6,999,148
U.S. Treasury Note, 2.625%, due 2/15/2029	15,000,000	16,217,578
		38,217,898

Total U.S. Treasury Obligations (Cost $70,211,931)		$71,602,240

26	See accompanying notes to financial statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.8%	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares, 1.72% (g)(h)	880,860	$880,860
Fidelity Institutional Money Market Government Portfolio - Class I, 1.72% (g)(h)	27,387,245	27,387,245
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 1.71% (g)(h)	778,142	778,142
Total Money Market Funds (Cost $29,046,247)		$29,046,247

Investments at Value — 99.9% (Cost $1,008,148,893)		$1,029,012,999

Other Assets in Excess of Liabilities — 0.1%		1,234,627

Net Assets — 100.0%		$1,030,247,626

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total value of the securities on loan as of October 31, 2019 is $27,569,496 (Note 8).
(c)	Security has a perpetual maturity date.
(d)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $153,931,671 as of October 31, 2019, representing 14.9% of net assets.

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(f)	Step coupon. Rate shown is the coupon in effect as of October 31, 2019.
(g)	The rate shown is the 7-day effective yield as of October 31, 2019.
(h)	All or a portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2019 was $28,408,725 (Note 8).
ADR – American Depositary Receipt
CV – Convertible Security
LIBOR – London Interbank Offered Rate

See accompanying notes to financial statements.	27

BERWYN INCOME FUND
SUMMARY OF INVESTMENTS
As of October 31, 2019 (Unaudited)

Security Type / Sector	Percent of Net Assets
Common Stocks
Financials	5.4%
Real Estate	4.4%
Consumer Discretionary	3.5%
Industrials	3.5%
Utilities	3.0%
Health Care	2.2%
Materials	1.9%
Information Technology	1.8%
Energy	1.6%
Consumer Staples	1.0%
Communication Services	0.3%
Total Common Stocks	28.6%
Preferred Stocks
Energy	1.2%
Industrials	0.6%
Health Care	0.1%
Total Preferred Stocks	1.9%
Corporate Bonds
Financials	11.2%
Consumer Discretionary	9.2%
Energy	2.8%
Materials	2.6%
Industrials	2.3%
Information Technology	2.1%
Health Care	2.1%
Communication Services	1.4%
Real Estate	1.3%
Utilities	0.9%
Consumer Staples	0.5%
Total Corporate Bonds	36.4%
Asset-Backed Securities	1.5%
Mortgage-Backed Securities	5.9%
U.S. Government Agency Obligations	15.8%
U.S. Treasury Obligations	7.0%
Money Market Funds	2.8%
Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Net Assets	100.0%

CHARTWELL MID CAP VALUE FUND SCHEDULE OF INVESTMENTS October 31, 2019
COMMON STOCKS — 93.8%	Shares	Value
Consumer Discretionary — 12.4%
Distributors — 3.6%
Genuine Parts Company	9,100	$933,478

Household Durables — 1.3%
Toll Brothers, Inc.	8,455	336,255

Internet & Direct Marketing Retail — 3.7%
Expedia Group, Inc.	6,995	955,937

Specialty Retail — 2.4%
AutoZone, Inc. (a)	538	615,676

Textiles, Apparel & Luxury Goods — 1.4%
Ralph Lauren Corporation	3,613	347,065

Consumer Staples — 2.6%
Food Products — 2.6%
Lamb Weston Holdings, Inc.	8,525	665,291

Energy — 4.3%
Oil, Gas & Consumable Fuels — 4.3%
Diamondback Energy, Inc.	6,642	569,618
Pioneer Natural Resources Company	4,295	528,371
		1,097,989
Financials — 16.6%
Banks — 5.9%
KeyCorp	29,450	529,216
M&T Bank Corporation	2,225	348,279
Pinnacle Financial Partners, Inc.	10,940	643,491
		1,520,986
Consumer Finance — 1.7%
Synchrony Financial	12,275	434,167

Insurance — 9.0%
Allstate Corporation (The)	8,905	947,670
Hanover Insurance Group, Inc. (The)	5,350	704,649
Lincoln National Corporation	11,755	663,922
		2,316,241

See accompanying notes to financial statements.	29

CHARTWELL MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.8% (Continued)	Shares	Value
Health Care — 6.2%
Health Care Providers & Services — 6.2%
Quest Diagnostics, Inc.	8,156	$825,795
Universal Health Services, Inc. - Class B	5,637	774,862
		1,600,657
Industrials — 12.2%
Construction & Engineering — 3.1%
Jacobs Engineering Group, Inc.	8,455	791,219

Electrical Equipment — 2.3%
Rockwell Automation, Inc.	3,425	589,066

Machinery — 3.2%
Snap-on, Inc.	5,140	836,124

Marine — 3.6%
Kirby Corporation (a)	11,713	927,201

Information Technology — 5.0%
Electronic Equipment, Instruments & Components — 2.6%
Dolby Laboratories, Inc. - Class A	10,495	675,144

Software — 2.4%
Teradata Corporation (a)	20,299	607,549

Materials — 7.3%
Chemicals — 3.7%
FMC Corporation	10,369	948,763

Construction Materials — 3.6%
Vulcan Materials Company	6,425	917,940

Real Estate — 16.3%
Equity Real Estate Investment Trusts (REITs) — 16.3%
American Campus Communities, Inc.	11,835	591,513
Duke Realty Corporation	33,335	1,171,392
Healthcare Trust of America, Inc. - Class A (b)	30,879	957,249
Host Hotels & Resorts, Inc.	36,125	592,089
Mid-America Apartment Communities, Inc.	6,355	883,281
		4,195,524

30	See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.8% (Continued)	Shares	Value
Utilities — 10.9%
Multi-Utilities — 10.9%
Ameren Corporation	10,795	$838,772
CMS Energy Corporation	15,960	1,020,163
Public Service Enterprise Group, Inc.	14,895	943,002
		2,801,937

Total Common Stocks (Cost $22,642,267)		$24,114,209

MONEY MARKET FUNDS — 4.8%	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares, 1.72% (c)(d)	700	$700
Fidelity Institutional Money Market Government Portfolio - Class I, 1.72% (c)(d)	1,240,156	1,240,156
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 1.71% (c)(d)	618	618
Total Money Market Funds (Cost $1,241,474)		$1,241,474

Investments at Value – 98.6% (Cost $23,883,741)		$25,355,683

Other Assets in Excess of Liabilities — 1.4%		347,849

Net Assets — 100.0%		$25,703,532

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total value of the securities on loan as of October 31, 2019 is $21,855 (Note 8).
(c)	The rate shown is the 7-day effective yield as of October 31, 2019.
(d)	All or a portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2019 was $22,560 (Note 8).

See accompanying notes to financial statements.	31

CHARTWELL MID CAP VALUE FUND
SUMMARY OF INVESTMENTS
As of October 31, 2019 (Unaudited)

Security Type / Sector	Percent of Net Assets
Common Stocks
Financials	16.6%
Real Estate	16.3%
Consumer Discretionary	12.4%
Industrials	12.2%
Utilities	10.9%
Materials	7.3%
Health Care	6.2%
Information Technology	5.0%
Energy	4.3%
Consumer Staples	2.6%
Total Common Stocks	93.8%
Money Market Funds	4.8%
Investments	98.6%
Other Assets in Excess of Liabilities	1.4%
Net Assets	100.0%

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS October 31, 2019
COMMON STOCKS — 96.9%	Shares	Value
Communication Services — 1.4%
Media — 1.4%
Scholastic Corporation	62,290	$2,398,165

Consumer Discretionary — 7.3%
Hotels, Restaurants & Leisure — 3.6%
Cheesecake Factory, Inc. (The) (a)	53,325	2,228,452
Denny’s Corporation (b)	197,810	3,979,937
		6,208,389
Household Durables — 1.1%
TRI Pointe Group, Inc. (b)	124,875	1,965,533

Textiles, Apparel & Luxury Goods — 2.6%
G-III Apparel Group Ltd. (b)	58,880	1,478,477
Oxford Industries, Inc.	17,125	1,179,227
Wolverine World Wide, Inc.	61,925	1,837,934
		4,495,638
Consumer Staples — 2.8%
Food Products — 2.8%
Fresh Del Monte Produce, Inc.	60,516	1,930,460
Sanderson Farms, Inc. (a)	19,150	2,964,612
		4,895,072
Energy — 2.7%
Energy Equipment & Services — 2.2%
Apergy Corporation (b)	64,250	1,617,172
Cactus, Inc. - Class A (b)	72,000	2,139,840
		3,757,012
Oil, Gas & Consumable Fuels — 0.5%
SRC Energy, Inc. (b)	280,875	876,330

Financials — 24.3%
Banks — 18.5%
Columbia Banking System, Inc.	69,045	2,713,469
CVB Financial Corporation	83,700	1,739,286
First Financial Bancorp (a)	90,665	2,125,188
First Midwest Bancorp, Inc.	91,900	1,887,626
FNB Corporation	112,350	1,354,941
Hope Bancorp, Inc.	119,510	1,705,408
Independent Bank Group, Inc.	44,643	2,387,061
Renasant Corporation	55,650	1,931,055
Sandy Spring Bancorp, Inc.	72,575	2,503,837

See accompanying notes to financial statements.	33

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Financials — 24.3% (Continued)
Banks — 18.5% (Continued)
South State Corporation	32,320	$2,548,755
Synovus Financial Corporation	37,225	1,260,811
TowneBank	72,992	2,050,345
UMB Financial Corporation	28,370	1,851,426
Umpqua Holdings Corporation	98,900	1,564,598
United Bankshares, Inc.	42,750	1,690,335
United Community Banks, Inc.	89,570	2,705,910
		32,020,051
Consumer Finance — 1.7%
PRA Group, Inc. (b)	84,170	2,855,888

Insurance — 4.1%
American Equity Investment Life Holding Company	71,113	1,755,069
Argo Group International Holdings Ltd.	49,147	3,040,725
Selective Insurance Group, Inc.	34,057	2,354,019
		7,149,813
Health Care — 2.1%
Biotechnology — 1.3%
Eagle Pharmaceuticals, Inc. (b)	35,960	2,254,692

Pharmaceuticals — 0.8%
Phibro Animal Health Corporation - Class A	56,975	1,365,121

Industrials — 24.6%
Air Freight & Logistics — 1.0%
Hub Group, Inc. - Class A (b)	39,805	1,823,069

Commercial Services & Supplies — 6.3%
Interface, Inc.	160,135	2,663,045
Knoll, Inc.	88,466	2,365,581
Matthews International Corporation - Class A (a)	27,820	1,028,784
McGrath RentCorp	33,284	2,539,902
UniFirst Corporation	11,075	2,224,303
		10,821,615
Construction & Engineering — 1.1%
Dycom Industries, Inc. (b)	43,575	1,986,584

34	See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Industrials — 24.6% (Continued)
Machinery — 10.1%
Barnes Group, Inc.	40,225	$2,351,151
EnPro Industries, Inc.	17,658	1,228,114
ESCO Technologies, Inc.	33,295	2,813,095
Franklin Electric Company, Inc.	38,255	2,060,032
Harsco Corporation (b)	117,300	2,377,671
ITT, Inc.	63,525	3,776,561
Mueller Water Products, Inc. - Series A	237,810	2,782,377
		17,389,001
Professional Services — 2.4%
Korn Ferry	52,665	1,932,279
TrueBlue, Inc. (b)	97,745	2,238,360
		4,170,639
Road & Rail — 2.1%
Saia, Inc. (b)	41,051	3,661,749

Trading Companies & Distributors — 1.6%
Rush Enterprises, Inc. - Class A	62,485	2,729,970

Information Technology — 11.3%
Electronic Equipment, Instruments & Components — 2.4%
Plexus Corporation (a)(b)	55,630	4,113,282

IT Services — 4.6%
CACI International, Inc. - Class A (b)	19,870	4,445,913
ManTech International Corporation - Class A	44,527	3,525,648
		7,971,561
Semiconductors & Semiconductor Equipment — 1.8%
Diodes, Inc. (a)(b)	65,999	3,078,853

Software — 2.5%
CommVault Systems, Inc. (a)(b)	43,773	2,174,205
Progress Software Corporation	55,200	2,201,376
		4,375,581
Materials — 2.8%
Chemicals — 1.2%
Minerals Technologies, Inc.	42,520	2,102,614

Paper & Forest Products — 1.6%
P.H. Glatfelter Company	152,130	2,738,340

See accompanying notes to financial statements.	35

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Real Estate — 11.1%
Equity Real Estate Investment Trusts (REITs) — 11.1%
Empire State Realty Trust, Inc. - Class A (a)	103,490	$1,497,500
First Industrial Realty Trust, Inc.	69,775	2,938,225
Healthcare Realty Trust, Inc.	81,651	2,839,005
Kite Realty Group Trust	63,587	1,133,120
Pebblebrook Hotel Trust	56,225	1,445,545
Piedmont Office Realty Trust, Inc. - Class A	124,565	2,795,239
PS Business Parks, Inc.	21,372	3,858,715
STAG Industrial, Inc.	84,393	2,619,559
		19,126,908
Utilities — 6.5%
Electric Utilities — 0.5%
El Paso Electric Company	13,770	918,597

Gas Utilities — 1.6%
Southwest Gas Holdings, Inc.	30,860	2,694,078

Multi-Utilities — 4.4%
Avista Corporation	39,920	1,917,358
Black Hills Corporation	26,939	2,123,601
NorthWestern Corporation	48,293	3,502,208
		7,543,167

Total Common Stocks (Cost $140,353,932)		$167,487,312

36	See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.4%	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares, 1.72% (c)(d)	115,494	$115,494
Fidelity Institutional Money Market Government Portfolio - Class I, 1.72% (c)(d)	3,868,121	3,868,121
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 1.71% (c)(d)	102,026	102,026
Total Money Market Funds (Cost $4,085,641)		$4,085,641

Investments at Value — 99.3% (Cost $144,439,573)		$171,572,953

Other Assets in Excess of Liabilities — 0.7%		1,179,567

Net Assets — 100.0%		$172,752,520

(a)	All or a portion of the security is on loan. The total value of the securities on loan as of October 31, 2019 is $3,618,367 (Note 8).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of October 31, 2019.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2019 was $3,724,813 (Note 8).

See accompanying notes to financial statements.	37

CHARTWELL SMALL CAP VALUE FUND
SUMMARY OF INVESTMENTS
As of October 31, 2019 (Unaudited)

Security Type / Sector	Percent of Net Assets
Common Stocks
Industrials	24.6%
Financials	24.3%
Information Technology	11.3%
Real Estate	11.1%
Consumer Discretionary	7.3%
Utilities	6.5%
Consumer Staples	2.8%
Materials	2.8%
Energy	2.7%
Health Care	2.1%
Communication Services	1.4%
Total Common Stocks	96.9%
Money Market Funds	2.4%
Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Net Assets	100.0%

CHARTWELL SHORT DURATION HIGH YIELD FUND SCHEDULE OF INVESTMENTS October 31, 2019
CORPORATE BONDS — 94.3%	Par Value	Value
Communication Services — 10.2%
AMC Networks, Inc., 5.00%, due 4/1/2024	$2,300,000	$2,342,688
CCO Holdings, LLC, 5.25%, due 9/30/2022	1,900,000	1,926,125
CCO Holdings, LLC, 5.125%, due 2/15/2023	800,000	817,000
Level 3 Financing, Inc., 5.375%, due 8/15/2022	1,597,000	1,602,989
Tegna, Inc., 5.125%, due 7/15/2020	343,000	343,857
T-Mobile USA, Inc., 4.00%, due 4/15/2022	2,300,000	2,374,083
		9,406,742
Consumer Discretionary — 9.5%
Fiat Chrysler Automobiles N.V., 4.50%, due 4/15/2020	2,300,000	2,317,250
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, due 4/15/2021	2,300,000	2,346,552
Group 1 Automotive, Inc., 5.00%, due 6/1/2022	1,900,000	1,921,945
L Brands, Inc., 5.625%, due 2/15/2022	265,000	278,912
Lennar Corporation, 4.50%, due 11/15/2019	1,900,000	1,900,950
		8,765,609
Energy — 15.0%
Antero Resources Corporation, 5.375%, due 11/1/2021	2,300,000	2,052,750
DCP Midstream Operating L.P., 5.35%, due 3/15/2020 (a)	2,300,000	2,317,250
Energy Transfer Operating, L.P., 7.50%, due 10/15/2020	1,865,000	1,956,865
Ensign Drilling, Inc., 9.25%, due 4/15/2024 (a)	2,299,000	1,954,150
Sunoco, L.P./Sunoco Finance Corporation, Series WI, 4.875%, due 1/15/2023	2,300,000	2,360,375
Targa Resources Partners, L.P./Targa Resources Partners Finance Corporation, 5.25%, due 5/1/2023	1,989,000	1,996,459
Vistra Energy Corporation, 5.875%, due 6/1/2023	1,160,000	1,184,650
		13,822,499
Financials — 14.5%
CIT Group, Inc., 5.00%, due 8/15/2022	1,900,000	2,019,833
Icahn Enterprises, L.P., 6.25%, due 2/1/2022	2,300,000	2,354,625
Navient Corporation, 5.875%, due 3/25/2021	1,010,000	1,047,895
Navient Corporation, 6.625%, due 7/26/2021	1,215,000	1,283,344
SLM Corporation, 5.125%, due 4/5/2022 (b)	1,745,000	1,801,712
Springleaf Finance Corporation, 5.625%, due 3/15/2023	1,070,000	1,147,575
Springleaf Finance Corporation, 6.125%, due 3/15/2024	1,230,000	1,308,413
Starwood Property Trust, 5.00%, due 12/15/2021	2,300,000	2,380,500
		13,343,897

See accompanying notes to financial statements.	39

CHARTWELL SHORT DURATION HIGH YIELD FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 94.3% (Continued)	Par Value	Value
Health Care — 8.4%
Centene Corporation, 4.75%, due 5/15/2022	$870,000	$888,487
HCA, Inc., 7.50%, due 2/15/2022	2,300,000	2,551,850
Tenet Healthcare Corporation, 4.625%, due 7/15/2024	2,300,000	2,369,000
Valeant Pharmaceuticals International, 6.50%, due 3/15/2022 (a)	1,865,000	1,918,619
		7,727,956
Industrials — 12.1%
ADT Corporation (The), 6.25%, due 10/15/2021	2,300,000	2,452,375
Arconic, Inc., 5.40%, due 4/15/2021	2,300,000	2,372,818
CNH Industrial Capital, LLC, 4.375%, due 11/6/2020 (b)	1,900,000	1,938,456
Pitney Bowes, Inc., 3.875%, due 10/1/2021 (b)	2,300,000	2,316,560
United Rentals North America, Inc., 4.625%, due 7/15/2023	1,990,000	2,032,785
		11,112,994
Information Technology — 1.4%
Dell International, LLC/EMC Corporation, 5.875%, due 6/15/2021 (a)	1,258,000	1,277,348

Materials — 14.1%
ArcelorMittal, 5.50%, due 3/1/2021 (c)	1,794,000	1,866,816
Ball Corporation, 5.00%, due 3/15/2022	2,300,000	2,432,250
Clearwater Paper Corporation, 4.50%, due 2/1/2023 (b)	855,000	858,206
Crown Americas Capital Corporation IV, 4.50%, due 1/15/2023	2,300,000	2,403,500
Mercer International, Inc., 6.50%, due 2/1/2024	950,000	978,500
PolyOne Corporation, 5.25%, due 3/15/2023 (b)	2,300,000	2,481,125
Steel Dynamics, Inc., 5.125%, due 10/1/2021	1,900,000	1,906,650
		12,927,047
Real Estate — 6.9%
CyrusOne, L.P., 5.00%, due 3/15/2024	1,970,000	2,029,100
Equinix, Inc., 5.375%, due 1/1/2022	1,990,000	2,029,203
iStar, Inc., 6.00%, due 4/1/2022	640,000	656,800
iStar, Inc., 4.75%, due 10/1/2024	1,535,000	1,582,969
		6,298,072
Utilities — 2.2%
AES Corporation, 4.00%, due 3/15/2021	1,990,000	2,022,338

Total Corporate Bonds (Cost $86,112,242)		$86,704,502

40	See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 5.4%	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares, 1.72% (d)(e)	126,833	$126,833
Fidelity Institutional Money Market Government Portfolio - Class I, 1.72% (d)(e)	4,718,546	4,718,546
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 1.71% (d)(e)	112,043	112,043
Total Money Market Funds (Cost $4,957,422)		$4,957,422

Investments at Value — 99.7% (Cost $91,069,664)		$91,661,924

Other Assets in Excess of Liabilities — 0.3%		252,499

Net Assets — 100.0%		$91,914,423

(a)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $7,467,367 as of October 31, 2019, representing 8.1% of net assets.

(b)	All or a portion of the security is on loan. The total value of the securities on loan as of October 31, 2019 is $3,954,714 (Note 8).
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2019. These variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	The rate shown is the 7-day effective yield as of October 31, 2019.
(e)	All or a portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2019 was $4,090,505 (Note 8).

See accompanying notes to financial statements.	41

CHARTWELL SHORT DURATION HIGH YIELD FUND
SUMMARY OF INVESTMENTS
As of October 31, 2019 (Unaudited)

Security Type / Sector	Percent of Net Assets
Corporate Bonds
Energy	15.0%
Financials	14.5%
Materials	14.1%
Industrials	12.1%
Communication Services	10.2%
Consumer Discretionary	9.5%
Health Care	8.4%
Real Estate	6.9%
Utilities	2.2%
Information Technology	1.4%
Total Corporate Bonds	94.3%
Money Market Funds	5.4%
Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Net Assets	100.0%

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS October 31, 2019
COMMON STOCKS — 94.6%	Shares	Value
Communication Services — 2.9%
Diversified Telecommunication Services — 1.8%
Bandwidth, Inc. - Class A (a)	3,557	$199,726
Vonage Holdings Corporation (a)	16,395	160,179
		359,905
Entertainment — 1.1%
Liberty Media Corporation - Liberty Braves - Series C (a)	2,346	68,996
Zynga, Inc. - Class A (a)	26,911	166,041
		235,037
Consumer Discretionary — 10.7%
Diversified Consumer Services — 0.6%
WW International, Inc. (a)	3,475	121,173

Hotels, Restaurants & Leisure — 4.5%
Boyd Gaming Corporation	6,674	181,866
Eldorado Resorts, Inc. (a)(b)	12,966	580,488
PlayAGS, Inc. (a)	13,468	155,421
		917,775
Household Durables — 1.6%
Helen of Troy Ltd. (a)	1,003	150,210
KB Home	3,448	123,059
Lovesac Company (The) (a)(b)	3,955	64,585
		337,854
Multi-Line Retail — 0.5%
Ollie’s Bargain Outlet Holdings, Inc. (a)	1,624	103,741

Specialty Retail — 0.7%
Five Below, Inc. (a)	1,146	143,376

Textiles, Apparel & Luxury Goods — 2.8%
Crocs, Inc. (a)	2,681	93,808
Deckers Outdoor Corporation (a)	3,213	491,268
		585,076
Consumer Staples — 3.0%
Food & Staples Retailing — 3.0%
Casey’s General Stores, Inc.	2,221	379,369
Performance Food Group Company (a)	5,881	250,590
		629,959

See accompanying notes to financial statements.	43

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.6% (Continued)	Shares	Value
Financials — 3.4%
Banks — 2.6%
CenterState Bank Corporation	9,330	$236,609
Webster Financial Corporation	2,208	97,372
Western Alliance Bancorporation	4,242	209,258
		543,239
Insurance — 0.8%
Selective Insurance Group, Inc.	2,199	151,995

Health Care — 31.6%
Biotechnology — 9.4%
ACADIA Pharmaceuticals, Inc. (a)	3,204	135,882
Amarin Corporation plc - ADR (a)	25,525	419,120
Arena Pharmaceuticals, Inc. (a)(b)	3,865	188,283
ArQule, Inc. (a)	13,328	134,746
Biohaven Pharmaceutical Holding Company Ltd. (a)	1,331	61,120
Blueprint Medicines Corporation (a)	1,528	105,187
Castle Biosciences, Inc. (a)	2,380	56,025
Coherus BioSciences, Inc. (a)	10,032	174,256
FibroGen, Inc. (a)	1,137	44,514
Iovance Biotherapeutics, Inc. (a)	5,325	112,517
Krystal Biotech, Inc. (a)	2,905	119,308
Mirati Therapeutics, Inc. (a)	1,170	110,191
Natera, Inc. (a)	5,242	201,922
Vericel Corporation (a)	5,430	86,174
		1,949,245
Health Care Equipment & Supplies — 10.2%
Avanos Medical, Inc. (a)	1,511	66,545
Haemonetics Corporation (a)	5,899	712,186
ICU Medical, Inc. (a)	1,683	271,990
Insulet Corporation (a)	2,948	428,403
NovoCure Ltd. (a)	2,794	200,162
Quidel Corporation (a)(b)	3,357	191,013
Tandem Diabetes Care, Inc. (a)	3,767	231,972
		2,102,271
Health Care Providers & Services — 3.5%
Addus HomeCare Corporation (a)	3,398	286,146
Encompass Health Corporation (b)	3,466	221,893
HealthEquity, Inc. (a)(b)	1,963	111,479
LHC Group, Inc. (a)	850	94,324
		713,842

44	See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.6% (Continued)	Shares	Value
Health Care — 31.6% (Continued)
Life Sciences Tools & Services — 4.9%
Fluidigm Corporation (a)(b)	6,320	$31,095
ICON plc (a)	4,856	713,346
PRA Health Sciences, Inc. (a)	2,762	269,875
		1,014,316
Pharmaceuticals — 3.6%
Axsome Therapeutics, Inc. (a)	2,947	70,964
Catalent, Inc. (a)(b)	3,978	193,530
Horizon Therapeutics plc (a)	11,341	327,868
MyoKardia, Inc. (a)	1,454	83,358
Odonate Therapeutics, Inc. (a)	1,963	62,345
		738,065
Industrials — 15.2%
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings, Inc. (a)	3,235	139,849
HEICO Corporation	4	493
		140,342
Building Products — 1.2%
Trex Company, Inc. (a)	2,727	239,676

Commercial Services & Supplies — 3.2%
IAA, Inc. (a)	4,807	183,387
Mobile Mini, Inc.	5,300	199,386
UniFirst Corporation	1,437	288,607
		671,380
Construction & Engineering — 0.7%
Dycom Industries, Inc. (a)	2,971	135,448

Machinery — 5.6%
Alamo Group, Inc.	1,241	132,861
Chart Industries, Inc. (a)	6,954	407,713
Oshkosh Corporation	3,685	314,625
RBC Bearings, Inc. (a)	717	115,036
SPX FLOW, Inc. (a)	4,196	189,995
		1,160,230
Professional Services — 1.0%
ASGN, Inc. (a)	3,201	203,552

See accompanying notes to financial statements.	45

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.6% (Continued)	Shares	Value
Industrials — 15.2% (Continued)
Trading Companies & Distributors — 2.8%
Aircastle Ltd.	4,698	$127,880
H&E Equipment Services, Inc.	6,011	204,013
SiteOne Landscape Supply, Inc. (a)	2,855	251,411
		583,304
Information Technology — 20.1%
Electronic Equipment, Instruments & Components — 0.2%
Rogers Corporation (a)(b)	312	42,270

IT Services — 7.0%
EVO Payments, Inc. - Class A (a)	9,172	260,760
Genpact Ltd.	7,155	280,261
InterXion Holding N.V. (a)	4,087	360,555
ManTech International Corporation - Class A	2,454	194,308
Science Applications International Corporation	2,041	168,627
Verra Mobility Corporation (a)(b)	12,567	180,337
		1,444,848
Semiconductors & Semiconductor Equipment — 3.0%
MACOM Technology Solutions Holdings, Inc. (a)	9,527	216,644
Monolithic Power Systems, Inc.	2,751	412,430
		629,074
Software — 9.9%
Altair Engineering, Inc. - Class A (a)(b)	4,529	166,984
Five9, Inc. (a)(b)	2,707	150,266
Mimecast Ltd. (a)(b)	3,470	137,794
Nutanix, Inc. - Class A (a)	11,014	321,829
Paylocity Holding Corporation (a)(b)	3,587	368,026
Proofpoint, Inc. (a)	3,661	422,369
Rapid7, Inc. (a)	9,358	468,742
		2,036,010
Materials — 0.7%
Chemicals — 0.7%
Ingevity Corporation (a)	1,628	137,094

46	See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.6% (Continued)	Shares	Value
Real Estate — 7.0%
Equity Real Estate Investment Trusts (REITs) — 7.0%
Americold Realty Trust	8,745	$350,587
MGM Growth Properties, LLC - Class A	11,841	369,558
NexPoint Residential Trust, Inc.	4,489	218,928
Physicians Realty Trust	8,183	152,777
QTS Realty Trust, Inc. - Class A	3,855	206,589
Ryman Hospitality Properties, Inc.	1,793	150,917
		1,449,356

Total Common Stocks (Cost $17,763,511)		$19,519,453

MONEY MARKET FUNDS — 13.8%	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares, 1.72% (c)(d)	61,582	$61,582
Fidelity Institutional Money Market Government Portfolio - Class I, 1.72% (c)(d)	2,736,081	2,736,081
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 1.71% (c)(d)	54,401	54,401
Total Money Market Funds (Cost $2,852,064)		$2,852,064

Investments at Value — 108.4% (Cost $20,615,575)		$22,371,517

Liabilities in Excess of Other Assets — (8.4%)		(1,734,892)

Net Assets — 100.0%		$20,636,625

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total value of the securities on loan as of October 31, 2019 is $1,923,159 (Note 8).
(c)	The rate shown is the 7-day effective yield as of October 31, 2019.
(d)	All or a portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2019 was $1,986,096 (Note 8).
ADR – American Depositary Receipt

See accompanying notes to financial statements.	47

CHARTWELL SMALL CAP GROWTH FUND
SUMMARY OF INVESTMENTS
As of October 31, 2019 (Unaudited)

Security Type / Sector	Percent of Net Assets
Common Stocks
Health Care	31.6%
Information Technology	20.1%
Industrials	15.2%
Consumer Discretionary	10.7%
Real Estate	7.0%
Financials	3.4%
Consumer Staples	3.0%
Communication Services	2.9%
Materials	0.7%
Total Common Stocks	94.6%
Money Market Funds	13.8%
Investments	108.4%
Liabilities in Excess of Other Assets	(8.4%)
Net Assets	100.0%

CHARTWELL FUNDS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2019
	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund
ASSETS
Investments at cost	$1,008,148,893	$23,883,741	$144,439,573
Investments at value (Notes 2 and 7)	$1,029,012,999	$25,355,683	$171,572,953
Cash (a)	20,041,901	1,001,455	5,007,854
Receivable for capital shares sold	346,778	378,132	52,303
Receivable for investment securities sold	6,721,480	—	—
Dividends and interest receivable	6,256,280	16,196	75,339
Other assets	47,737	10,078	15,789
TOTAL ASSETS	1,062,427,175	26,761,544	176,724,238

LIABILITIES
Payable for capital shares redeemed	1,352,318	1,003,073	83,358
Payable for investment securities purchased	1,850,555	—	—
Payable for return of collateral received for securities on loan (Note 8)	28,408,725	22,560	3,724,813
Payable to Advisor (Note 3)	389,754	7,922	114,363
Payable to administrator (Note 3)	38,300	3,900	8,700
Other accrued expenses	139,897	20,557	40,484
TOTAL LIABILITIES	32,179,549	1,058,012	3,971,718

NET ASSETS	$1,030,247,626	$25,703,532	$172,752,520

NET ASSETS CONSIST OF:
Paid-in capital	$1,017,716,069	$23,856,320	$144,069,422
Accumulated earnings	12,531,557	1,847,212	28,683,098
NET ASSETS	$1,030,247,626	$25,703,532	$172,752,520
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01)	77,686,712	1,654,413	9,253,837
Net asset value, offering price and redemption price per share (Note 2)	$13.26	$15.54	$18.67

(a)

Includes $20,000,000, $1,000,000 and $5,000,000 held in an interest-bearing deposit account for Berwyn Income Fund, Chartwell Mid Cap Value Fund and Chartwell Small Cap Value Fund, respectively. The rate earned as of October 31, 2019 is 1.96% (Note 2(d)).

See accompanying notes to financial statements.	49

CHARTWELL FUNDS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2019 (Continued)
	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
ASSETS
Investments at cost	$91,069,664	$20,615,575
Investments at value (Notes 2 and 7)	$91,661,924	$22,371,517
Cash (a)	4,004,319	866
Receivable for capital shares sold	101,040	1,800
Receivable for investment securities sold	—	313,830
Dividends and interest receivable	923,233	1,740
Other assets	13,768	8,899
TOTAL ASSETS	96,704,284	22,698,652

LIABILITIES
Payable for capital shares redeemed	10,000	—
Payable for investment securities purchased	634,257	48,523
Payable for return of collateral received for securities on loan (Note 8)	4,090,505	1,986,096
Payable to Advisor (Note 3)	22,839	2,486
Payable to administrator (Note 3)	6,100	3,700
Other accrued expenses	26,160	21,222
TOTAL LIABILITIES	4,789,861	2,062,027

NET ASSETS	$91,914,423	$20,636,625

NET ASSETS CONSIST OF:
Paid-in capital	$91,912,880	$19,054,710
Accumulated earnings	1,543	1,581,915
NET ASSETS	$91,914,423	$20,636,625
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01)	9,499,590	1,752,397
Net asset value, offering price and redemption price per share (Note 2)	$9.68	$11.78

(a)	Includes $4,000,000 held in an interest-bearing deposit account for Chartwell Short Duration High Yield Fund. The rate earned as of October 31, 2019 is 1.96% (Note 2(d)).

50	See accompanying notes to financial statements.

CHARTWELL FUNDS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2019
	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund
INVESTMENT INCOME
Dividends	$10,871,196	$515,427	$3,341,766
Foreign withholding taxes on dividends	(19,995)	—	—
Interest	34,555,643	3,680	102,591
Securities lending income (Note 8)	14,245	207	3,465
TOTAL INVESTMENT INCOME	45,421,089	519,314	3,447,822

EXPENSES
Investment advisory fees (Note 3)	6,356,328	183,972	1,793,699
Transfer agent fees (Note 3)	854,966	25,151	37,790
Fund administration fees (Note 3)	535,262	48,023	116,292
Legal fees	133,294	2,659	20,637
Custodian and bank service fees	105,694	6,960	24,944
Registration and filing fees	57,839	35,737	40,366
Insurance expense	67,521	1,014	11,602
Trustees’ fees and expenses (Note 3)	26,871	25,229	25,466
Printing of shareholder reports	41,338	1,515	11,042
Audit and tax services fees	13,600	13,600	13,600
Other expenses	148,357	9,859	32,189
TOTAL EXPENSES	8,341,070	353,719	2,127,627
Less fee reductions by the Advisor (Note 3)	(212,996)	(102,814)	(36,561)
NET EXPENSES	8,128,074	250,905	2,091,066

NET INVESTMENT INCOME	37,293,015	268,409	1,356,756

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions	679,622	167,581	730,657
Net change in unrealized appreciation (depreciation) on investments	49,852,893	2,176,985	11,242,254
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	50,532,515	2,344,566	11,972,911

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,825,530	$2,612,975	$13,329,667

See accompanying notes to financial statements.	51

CHARTWELL FUNDS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2019 (Continued)
	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
INVESTMENT INCOME
Dividends	$19,222	$124,656
Interest	3,330,008	3,316
Securities lending income (Note 8)	1,799	5,433
TOTAL INVESTMENT INCOME	3,351,029	133,405

EXPENSES
Investment advisory fees (Note 3)	325,712	172,767
Fund administration fees (Note 3)	70,367	46,386
Registration and filing fees	43,059	32,663
Trustees’ fees and expenses (Note 3)	25,297	25,225
Transfer agent fees (Note 3)	16,161	14,142
Audit and tax services fees	13,600	16,200
Pricing costs	17,515	2,613
Custodian and bank service fees	10,863	8,903
Legal fees	8,763	2,212
Insurance expense	4,556	619
Printing of shareholder reports	1,755	1,944
Other expenses	11,294	8,903
TOTAL EXPENSES	548,942	332,577
Less fee reductions by the Advisor (Note 3)	(149,868)	(119,074)
NET EXPENSES	399,074	213,503

NET INVESTMENT INCOME (LOSS)	2,951,955	(80,098)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	209,404	(47,099)
Net change in unrealized appreciation (depreciation) on investments	1,442,190	844,833
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,651,594	797,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,603,549	$717,636

52	See accompanying notes to financial statements.

BERWYN INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS
Net investment income	$37,293,015	$36,122,192
Net realized gains from investment transactions	679,622	42,041,712
Net change in unrealized appreciation (depreciation) on investments	49,852,893	(62,199,685)
Net increase in net assets resulting from operations	87,825,530	15,964,219

DISTRIBUTIONS TO SHAREHOLDERS (Note 2 and 4)	(82,348,018)	(87,029,297)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	165,835,797	245,057,231
Reinvestment of distributions to shareholders	79,458,128	83,791,853
Proceeds from redemption fees collected (Note 2)	14,167	8,778
Payments for shares redeemed	(710,832,878)	(439,357,509)
Net decrease in net assets from capital share transactions	(465,524,786)	(110,499,647)

TOTAL DECREASE IN NET ASSETS	(460,047,274)	(181,564,725)

NET ASSETS
Beginning of year	1,490,294,900	1,671,859,625
End of year	$1,030,247,626	$1,490,294,900

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	12,783,350	18,113,539
Shares issued in reinvestment of distributions to shareholders	6,236,576	6,239,835
Shares redeemed	(54,373,349)	(32,441,049)
Net decrease in shares outstanding	(35,353,423)	(8,087,675)
Shares outstanding, beginning of year	113,040,135	121,127,810
Shares outstanding, end of year	77,686,712	113,040,135

See accompanying notes to financial statements.	53

CHARTWELL MID CAP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS
Net investment income	$268,409	$169,317
Net realized gains from investment transactions	167,581	1,457,980
Net change in unrealized appreciation (depreciation) on investments	2,176,985	(1,941,773)
Net increase (decrease) in net assets resulting from operations	2,612,975	(314,476)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2 and 4)	(1,644,533)	(4,455,548)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,932,732	10,779,969
Reinvestment of distributions to shareholders	1,317,111	4,444,020
Payments for shares redeemed	(7,836,397)	(8,406,714)
Net increase (decrease) in net assets from capital share transactions	(586,554)	6,817,275

TOTAL INCREASE IN NET ASSETS	381,888	2,047,251

NET ASSETS
Beginning of year	25,321,644	23,274,393
End of year	$25,703,532	$25,321,644

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	397,719	663,324
Shares issued in reinvestment of distributions to shareholders	102,260	281,267
Shares redeemed	(525,594)	(519,212)
Net increase (decrease) in shares outstanding	(25,615)	425,379
Shares outstanding, beginning of year	1,680,028	1,254,649
Shares outstanding, end of year	1,654,413	1,680,028

54	See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS
Net investment income	$1,356,756	$596,452
Net realized gains from investment transactions	730,657	14,476,892
Net change in unrealized appreciation (depreciation) on investments	11,242,254	(21,141,047)
Net increase (decrease) in net assets resulting from operations	13,329,667	(6,067,703)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2 and 4)	(15,260,911)	(7,362,470)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	—	79,889,004
Proceeds from shares sold	33,091,902	43,514,398
Reinvestment of distributions to shareholders	12,900,047	5,808,614
Proceeds from redemption fees collected (Note 2)	1,176	906
Payments for shares redeemed	(100,088,621)	(52,541,148)
Net increase (decrease) in net assets from capital share transactions	(54,095,496)	76,671,774

TOTAL INCREASE (DECREASE) IN NET ASSETS	(56,026,740)	63,241,601

NET ASSETS
Beginning of year	228,779,260	165,537,659
End of year	$172,752,520	$228,779,260

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares received in conjunction with fund merger (Note 1)	—	4,032,734
Shares sold	1,875,120	2,172,806
Shares issued in reinvestment of distributions to shareholders	818,012	293,661
Shares redeemed	(5,616,035)	(2,571,800)
Net increase (decrease) in shares outstanding	(2,922,903)	3,927,401
Shares outstanding, beginning of year	12,176,740	8,249,339
Shares outstanding, end of year	9,253,837	12,176,740

See accompanying notes to financial statements.	55

CHARTWELL SHORT DURATION HIGH YIELD FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS
Net investment income	$2,951,955	$1,605,479
Net realized gains (losses) from investment transactions	209,404	(71,437)
Net change in unrealized appreciation (depreciation) on investments	1,442,190	(1,107,265)
Net increase in net assets resulting from operations	4,603,549	426,777

DISTRIBUTIONS TO SHAREHOLDERS (Note 2 and 4)	(2,983,171)	(1,612,434)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	28,495,123	42,769,054
Reinvestment of distributions to shareholders	2,784,881	1,589,804
Proceeds from redemption fees collected (Note 2)	2	—
Payments for shares redeemed	(16,521,718)	(2,828,085)
Net increase in net assets from capital share transactions	14,758,288	41,530,773

TOTAL INCREASE IN NET ASSETS	16,378,666	40,345,116

NET ASSETS
Beginning of year	75,535,757	35,190,641
End of year	$91,914,423	$75,535,757

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,956,306	4,477,408
Shares issued in reinvestment of distributions to shareholders	289,630	166,614
Shares redeemed	(1,716,129)	(296,227)
Net increase in shares outstanding	1,529,807	4,347,795
Shares outstanding, beginning of year	7,969,783	3,621,988
Shares outstanding, end of year	9,499,590	7,969,783

56	See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS
Net investment loss	$(80,098)	$(69,839)
Net realized gains (losses) from investment transactions	(47,099)	98,488
Net change in unrealized appreciation (depreciation) on investments	844,833	651,691
Net increase in net assets resulting from operations	717,636	680,340

DISTRIBUTIONS TO SHAREHOLDERS (Note 2 and 4)	(70,964)	(2,748)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,964,802	11,117,978
Reinvestment of distributions to shareholders	70,764	2,748
Proceeds from redemption fees collected (Note 2)	1	—
Payments for shares redeemed	(1,866,199)	(721,776)
Net increase in net assets from capital share transactions	2,169,368	10,398,950

TOTAL INCREASE IN NET ASSETS	2,816,040	11,076,542

NET ASSETS
Beginning of year	17,820,585	6,744,043
End of year	$20,636,625	$17,820,585

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	362,801	973,342
Shares issued in reinvestment of distributions to shareholders	7,048	245
Shares redeemed	(160,368)	(61,836)
Net increase in shares outstanding	209,481	911,751
Shares outstanding, beginning of year	1,542,916	631,165
Shares outstanding, end of year	1,752,397	1,542,916

See accompanying notes to financial statements.	57

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value at beginning of year	$13.18	$13.80	$13.64

Income (loss) from investment operations:
Net investment income	0.41	0.31	0.24 (a)
Net realized and unrealized gains (losses) on affiliated and unaffiliated investment transactions	0.50	(0.19)	0.29
Total from investment operations	0.91	0.12	0.53

Less distributions:
From net investment income	(0.44)	(0.30)	(0.22)
From net realized gains on investments	(0.39)	(0.44)	(0.15)
Total distributions	(0.83)	(0.74)	(0.37)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value at end of year	$13.26	$13.18	$13.80

Total return (c)	7.22%	0.88%	3.98%

Ratios/Supplementary data:
Net assets at end of year (000,000’s)	$1,030	$1,490	$1,672

Ratio of total expenses to average net assets:
Before fees reduced	0.66%	0.68%	0.67%
After fees reduced (d)	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets:
Before fees reduced	2.93%	2.26%	1.75%
After fees reduced (d)	2.95%	2.29%	1.78%

Portfolio turnover rate	137%	75%	69%

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees.

(d)

Effective May 1, 2016, the Advisor had contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.64% of the average daily net assets of the Fund (Note 3).

58	See accompanying notes to financial statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period
	For the Period January 1, 2016 through October 31, 2016*		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value at beginning of period	$12.85		$13.61		$14.01

Income (loss) from investment operations:
Net investment income	0.19	(a)	0.31		0.32
Net realized and unrealized gains (losses) on affiliated and unaffiliated investment transactions	0.79		(0.76)		0.15
Total from investment operations	0.98		(0.45)		0.47

Less distributions:
From net investment income	(0.19)		(0.31)		(0.34)
From net realized gains on investments	—		(0.00	)(b)	(0.53)
Total distributions	(0.19)		(0.31)		(0.87)

Proceeds from redemption fees collected (Note 2)	0.00	(b)	0.00	(b)	0.00 (b)

Net asset value at end of period	$13.64		$12.85		$13.61

Total return (c)	7.68	%(d)	(3.30	%)(e)	3.32%

Ratios/Supplementary data:
Net assets at end of period (000,000’s)	$1,711		$1,742		$2,573

Ratio of total expenses to average net assets:
Before fees reduced	0.67	%(f)	0.64%		0.61%
After fees reduced	0.66	%(f)(g)	0.64%		0.61%
Ratio of net investment income to average net assets:
Before fees reduced	1.74	%(f)	2.18%		2.28%
After fees reduced	1.75	%(f)(g)	2.18%		2.28%

Portfolio turnover rate	72	%(d)	45%		45%

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The return for the period of January 1, 2016 through October 31, 2016 would have been lower had the Advisor not reduced its fees.

(d)	Not annualized.
(e)

The Fund received payment from the Advisor of $1,601,595 for losses realized in the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.07%.

(f)	Annualized.
(g)

Effective May 1, 2016, the Advisor had contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.64% of the average daily net assets of the Fund (Note 3).

*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying notes to financial statements.	59

CHARTWELL MID CAP VALUE FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended October 31, 2019		Year Ended October 31, 2018		Year Ended October 31, 2017
Net asset value at beginning of year	$15.07		$18.55		$15.46

Income from investment operations:
Net investment income	0.17		0.11		0.16 (a)
Net realized and unrealized gains on investment transactions	1.34		0.03		3.48
Total from investment operations	1.51		0.14		3.64

Less distributions:
From net investment income	(0.11)		(0.14)		(0.25)
From net realized gains on investments	(0.93)		(3.48)		(0.30)
Total distributions	(1.04)		(3.62)		(0.55)

Proceeds from redemption fees collected (Note 2)	—		—		0.00 (b)

Net asset value at end of year	$15.54		$15.07		$18.55

Total return (c)	11.47%		(0.12%)		23.95%

Ratios/Supplementary data:
Net assets at end of year (000’s)	$25,704		$25,322		$23,274

Ratio of total expenses to average net assets:
Before fees waived/reduced	1.44%		1.57%		1.71%
After fees waived/reduced	1.02	%(d)	1.05	%(e)	1.15%
Ratio of net investment income to average net assets:
Before fees waived/reduced	0.67%		0.26%		0.37%
After fees waived/reduced	1.09	%(d)	0.77	%(e)	0.93%

Portfolio turnover rate	36%		65%		159%

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions re reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)

Effective September 1, 2019, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.90% of the average daily net assets of the Fund. Prior to September 1, 2019, the annual operating expense limitation was 1.05% (Note 3).

(e)

Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.15% (Note 3).

60	See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period
	For the Period January 1, 2016 through October 31, 2016*		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value at beginning of period	$13.31		$15.83		$17.62

Income (loss) from investment operations:
Net investment income	0.20	(a)	0.12		0.12
Net realized and unrealized gains (losses) on investment transactions	1.95		(2.52)		(0.28)
Total from investment operations	2.15		(2.40)		(0.16)

Less distributions:
From net investment income	—		(0.12)		(0.12)
From net realized gains on investments	—		—		(1.51)
Total distributions	—		(0.12)		(1.63)

Proceeds from redemption fees collected (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value at end of period	$15.46		$13.31		$15.83

Total return (c)	16.15	%(d)	(15.16%)		(0.97%)

Ratios/Supplementary data:
Net assets at end of period (000’s)	$18,712		$16,817		$21,596

Ratio of total expenses to average net assets:
Before fees waived/reduced	2.03	%(e)	1.81%		1.68%
After fees waived/reduced	1.19	%(e)(f)	1.25	%(g)	1.25	%(g)
Ratio of net investment income to average net assets:
Before fees waived/reduced	0.81	%(e)	0.24%		0.28%
After fees waived/reduced	1.65	%(e)(f)	0.80	%(g)	0.71	%(g)

Portfolio turnover rate	38	%(d)	30%		38%

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)

The Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund for expenses above 1.15% through June 30, 2017. Prior to May 1, 2016, the annual operating expense limitation was 1.25%.

(g)	The Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund for expenses above 1.25%.
*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying notes to financial statements.	61

CHARTWELL SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value at beginning of year	$18.79	$20.07	$16.25	$15.38	$16.30

Income (loss) from investment operations:
Net investment income	0.13	0.06	0.05 (a)	0.10 (a)	0.10 (a)
Net realized and unrealized gains (losses) on investment transactions	1.04	(0.45)	3.86	0.89	(0.59)
Total from investment operations	1.17	(0.39)	3.91	0.99	(0.49)

Less distributions:
From net investment income	(0.07)	(0.05)	(0.09)	(0.11)	(0.05)
From net realized gains on investments	(1.22)	(0.84)	—	(0.01)	(0.38)
Total distributions	(1.29)	(0.89)	(0.09)	(0.12)	(0.43)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value at end of year	$18.67	$18.79	$20.07	$16.25	$15.38

Total return (c)	7.54%	(2.18%)	24.09%	6.51%	(3.06%)

Ratios/Supplementary data:
Net assets at end of year (000’s)	$172,753	$228,779	$165,538	$162,782	$148,071

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.07%	1.08%	1.14%	1.30%	1.48%
After fees reduced and other expenses absorbed (d)	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.67%	0.25%	0.18%	0.42%	0.17%
After fees reduced and other expenses absorbed (d)	0.69%	0.28%	0.27%	0.67%	0.60%

Portfolio turnover rate	30%	19%	39%	22%	21%

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)

The Advisor has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets (Note 3).

62	See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value at beginning of year	$9.48	$9.72	$9.62	$9.58	$9.92

Income (loss) from investment operations:
Net investment income	0.35	0.29	0.31 (a)	0.33 (a)	0.29	(a)
Net realized and unrealized gains (losses) on investment transactions	0.20	(0.24)	0.11	0.06	(0.35)
Total from investment operations	0.55	0.05	0.42	0.39	(0.06)

Less distributions:
From net investment income	(0.35)	(0.29)	(0.32)	(0.33)	(0.28)
From net realized gains on investments	—	—	—	(0.02)	—
Total distributions	(0.35)	(0.29)	(0.32)	(0.35)	(0.28)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	—	—	—	—

Net asset value at end of year	$9.68	$9.48	$9.72	$9.62	$9.58

Total return (c)	5.89%	0.55%	4.42%	4.29%	(0.61%)

Ratios/Supplementary data:
Net assets at end of year (000’s)	$91,914	$75,536	$35,191	$21,349	$19,571

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.67%	0.80%	1.16%	1.50%	2.15%
After fees reduced and other expenses absorbed (d)	0.49%	0.49%	0.61%	0.65%	0.52	%(e)
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	3.44%	2.84%	2.70%	2.66%	1.32%
After fees reduced and other expenses absorbed (d)	3.62%	3.15%	3.25%	3.51%	2.95	%(e)

Portfolio turnover rate	41%	26%	62%	52%	40%

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)

Effective August 11, 2017, the Advisor contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses do not exceed 0.49% of average daily net assets. Prior to August 11, 2017, the annual operating expense limit was 0.65% (Note 3).

(e)

The Advisor reduced its investment advisory fees and paid all of the Fund’s operating expenses through January 15, 2015. For the period January 16, 2015 through March 6, 2015, the Advisor agreed to an initial expense limitation which increased by 0.02% per day until the Fund reached its full contractual expense limitation.

See accompanying notes to financial statements.	63

CHARTWELL SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended October 31, 2019	Year Ended October 31, 2018		For the Period June 16, 2017* through October 31, 2017
Net asset value at beginning of period	$11.55	$10.69		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.04)		(0.03	)(a)
Net realized and unrealized gains on investment transactions	0.32	0.90		0.72
Total from investment operations	0.28	0.86		0.69

Less distributions:
From net investment income	—	(0.00	)(b)	—
From net realized gains on investments	(0.05)	—		—
Total distributions	(0.05)	(0.00	)(b)	—

Proceeds from redemption fees collected (Note 2)	0.00 (b)	—		—

Net asset value at end of period	$11.78	$11.55		$10.69

Total return (c)	2.46%	8.07%		6.90	%(d)

Ratios/Supplementary data:
Net assets at end of period (000’s)	$20,637	$17,821		$6,744

Ratio of total expenses to average net assets:
Before fees waived/reduced and other expenses absorbed	1.64%	2.15%		11.54	%(e)
After fees waived/reduced and other expenses absorbed (f)	1.05%	1.05%		1.25	%(e)
Ratio of net investment loss to average net assets:
Before fees waived/reduced and other expenses absorbed	(0.98%)	(1.56%)		(11.12	%)(e)
After fees waived/reduced and other expenses absorbed (f)	(0.39%)	(0.45%)		(0.83	%)(e)

Portfolio turnover rate	104%	97%		43	%(d)

*	Commencement of operations.
(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions re reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees and reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)

Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.25% (Note 3).

64	See accompanying notes to financial statements.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2019

Note 1 – Organization

Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund (each a “Fund” and collectively the “Funds”) are each a diversified series of The Chartwell Funds, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Berwyn Income Fund’s primary investment objective is to provide investors with current income; seeking to preserve capital is a secondary consideration. The Fund commenced investment operations on September 3, 1987.

Chartwell Mid Cap Value Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on May 1, 2002.

Chartwell Small Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on March 16, 2012.

Chartwell Short Duration High Yield Fund’s primary investment objective is to seek income and long-term capital appreciation. The Fund commenced investment operations on July 15, 2014.

Chartwell Small Cap Growth Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on June 16, 2017.

As of the close of business on April 27, 2018, Chartwell Small Cap Value Fund (the “Acquiring Fund”) acquired the assets and assumed the liabilities of Berwyn Fund, a former series of the Trust (the “Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The number and value of shares issued by the Acquiring Fund to shareholders of the Acquired Fund are presented on the Statements of Changes in Net Assets. Net assets and net unrealized depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Cost of Investments Received from Acquired Fund	Net Unrealized Depreciation of Acquired Fund
$79,889,004	$175,992,649	$255,881,653	$79,554,590	$(437,953)

Note 2 – Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Investments in open-end investment companies are valued at the daily closing net asset value (“NAV”) of the respective investment company. Debt securities are typically valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which a Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by Chartwell Investment Partners, LLC (the “Advisor”) as defined in Note 3, subject to review and approval by the Advisor’s Portfolio Pricing Committee (“APPC”), pursuant to procedures adopted by the Board of Trustees. The actions of the APPC are subsequently reviewed by the Board at its next regularly scheduled board meeting. The APPC meets as needed. The APPC is comprised of personnel of the Advisor (CFO, COO, CCO, the applicable portfolio manager or lead analyst).

(b)	Share Valuation and Redemption Fees

The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The NAV per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1%, payable to the applicable Fund, generally will apply to shares that are redeemed within 30 days of purchase. During the years ended October 31, 2019 and 2018, proceeds from redemption fees were as follows:

	2019	2018
Berwyn Income Fund	$14,167	$8,778
Chartwell Mid Cap Value Fund	—	—
Chartwell Small Cap Value Fund	1,176	906
Chartwell Short Duration High Yield Fund	2	—
Chartwell Small Cap Growth Fund	1	—

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(c)	Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed on the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims, as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d)	Cash Accounts

At times, the Funds may invest cash in a sweep vehicle program whereby a bank, acting as agent of its customer, endeavors to place such amounts in excess of the FDIC standard maximum deposit insurance amount (currently $250,000) with one or more other FDIC-insured member banks in either demand deposit accounts or money market deposit accounts. Such deposits are in amounts at any such bank not in excess of the FDIC standard maximum deposit insurance amount such that the customer’s funds are FDIC-insured across the various banks at which such funds are deposited. TriState Capital Bank provides this service to its clients, including the Advisor. Both TriState Capital Bank and the Advisor are subsidiaries of TriState Capital Holdings. These deposits are not custodied by TriState Capital Bank, and TriState Capital Bank does not receive any fees relating to these deposits. These amounts are included as Cash on the Statements of Assets and Liabilities to the extent they are held by a Fund as of October 31, 2019.

(e)	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of distributions and the differences in accounting for net investment income and realized capital gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and realized capital gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not”

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

recognition threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. The Funds recognize interest and penalties, if any, as income tax expense on the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods (generally, three years) the Funds did not have a liability for any unrecognized tax expenses. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax expenses will significantly change in the next twelve months.

(f)	Distributions to Shareholders

Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund and Chartwell Small Cap Growth Fund make distributions of net investment income and net realized capital gains, if any, at least annually. Berwyn Income Fund and Chartwell Short Duration High Yield Fund make distributions of net investment income monthly and net realized capital gains, if any, at least annually. Prior to July 1, 2019, Berwyn Income Fund made distributions of net investment income quarterly. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(g)	Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Berwyn Income Fund
First $1.75 billion	0.50%
Next $1.75 billion	0.48%
Thereafter	0.46%
Chartwell Mid Cap Value Fund	0.75%
Chartwell Small Cap Value Fund	0.90%
Chartwell Short Duration High Yield Fund	0.40%
Chartwell Small Cap Growth Fund	0.85%

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund as stated below. This agreement is in effect for a period of two years with respect to each Fund, and it may be terminated before the two-year term only by the Trust’s Board of Trustees. The table below reflects the expense cap for each Fund:

Expense Limit as a % of average daily net assets
Berwyn Income Fund	0.64%
Chartwell Mid Cap Value Fund	0.90%*
Chartwell Small Cap Value Fund	1.05%
Chartwell Short Duration High Yield Fund	0.49%
Chartwell Small Cap Growth Fund	1.05%

*	Effective September 1, 2019, the expense limit as a percentage of average daily net assets for Chartwell Mid Cap Value Fund was changed from 1.05% to 0.90%.

During the year ended October 31, 2019, the Advisor reduced its fees and reimbursed other expenses as follows:

Advisory fees waived
Berwyn Income Fund	$212,996
Chartwell Mid Cap Value Fund	102,814
Chartwell Small Cap Value Fund	36,561
Chartwell Short Duration High Yield Fund	149,868
Chartwell Small Cap Growth Fund	119,074

The Advisor is permitted to seek reimbursement of fee reductions and expense reimbursements from each Fund for a period ending three years after the date of the reduction or reimbursement, provided that the reimbursement does not cause expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were reduced or reimbursements made, or (b) the expense limitation amount in effect at the time of the reimbursement. However, for Berwyn Income Fund and Chartwell Mid Cap Value Fund, the Advisor is not

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

permitted to seek reimbursement of any advisory fee reductions or expense reimbursements prior to April 29, 2018. The Advisor may recapture all or a portion of fee reductions and expense reimbursements no later than the dates stated below:

	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
October 31, 2020	$—	$—	$155,138	$137,955	$93,645
October 31, 2021	227,945	59,204	50,320	158,590	170,579
October 31, 2022	212,996	102,814	36,561	149,868	119,074
Total	$440,941	$162,018	$242,019	$446,413	$383,298

The Advisor and the officers of the Advisor, together with their families, owned 27,377 shares, 30,861 shares, 96,720 shares, 31,790 shares and 33,785 shares of Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Value Fund and Chartwell Small Cap Growth Fund, respectively, as of October 31, 2019.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities.

Berwyn Income Fund and Chartwell Mid Cap Value Fund compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the year ended October 31, 2019, Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund paid $778,682, $12,233, $17,200, $3,800 and $2,000, respectively, to financial intermediaries for such services. These amounts are included in transfer agent fees on the Statements of Operations.

Foreside Fund Services, LLC (“Foreside”) serves as the Funds’ distributor.

Certain Trustees and officers of the Trust are also officers or employees of the Advisor and/or Ultimus. The Funds do not compensate Trustees and officers affiliated with the Funds’ Advisor or Ultimus. For their services to the Trust, each Independent Trustee receives an annual retainer of $35,000, plus $1,500 for each Board meeting attended in-person, and $1,000 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, each member of the Audit Committee, which is comprised solely of Independent Trustees, receives $1,500 for each Audit Committee meeting attended in-person, and $1,000 for each Audit Committee meeting attended telephonically.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of October 31, 2019, the following shareholders owned of record 25% or more of the outstanding shares of the following Funds:

NAME OF RECORD OWNER	% Ownership
Berwyn Income Fund
Charles Schwab & Company, Inc. (for the benefit of its customers)	28%

Chartwell Mid Cap Value Fund
National Financial Services Corp. (for the benefit of its customers)	27%

Chartwell Small Cap Value Fund
UBS Group AG (for the benefit of its customers)	26%

Chartwell Short Duration High Yield Fund
National Financial Services, LLC (for the benefit of its customers)	27%

Chartwell Small Cap Growth Fund
National Financial Services, LLC (for the benefit of its customers)	73%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

Note 4 – Federal Income Taxes

At October 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	Berwyn Income Fund	Chartwell Mid Cap Value Fund
Cost of investments	$1,011,982,503	$23,940,042
Gross unrealized appreciation	$42,707,697	$2,492,623
Gross unrealized depreciation	(25,677,201)	(1,076,982)
Net unrealized appreciation on investments	$17,030,496	$1,415,641

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Cost of investments	$148,829,115	$91,077,018	$20,724,073
Gross unrealized appreciation	$34,317,533	$1,788,179	$2,482,363
Gross unrealized depreciation	(11,573,695)	(1,203,273)	(834,919)
Net unrealized appreciation on investments	$22,743,838	$584,906	$1,647,444

The difference between the cost of investments for financial statement and federal income tax purposes is due to certain timing differences in recognizing capital gains and losses in security transactions under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Berwyn Income Fund	Chartwell Mid Cap Value Fund
Net unrealized appreciation on investments	$17,030,496	$1,415,641
Undistributed ordinary income	551,832	208,099
Undistributed long-term capital gains	—	223,472
Accumulated capital and other losses	(5,050,771)	—
Total accumulated earnings	$12,531,557	$1,847,212

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Net unrealized appreciation on investments	$22,743,838	$584,906	$1,647,444
Undistributed ordinary income	987,171	—	—
Undistributed long-term capital gains	4,952,089	—	7,435
Accumulated capital and other losses	—	(583,363)	(72,964)
Total accumulated earnings	$28,683,098	$1,543	$1,581,915

As of October 31, 2019, Berwyn Income Fund had a long-term capital loss carryforward for federal income tax purposes of $5,050,771 and Chartwell Short Duration High Yield Fund had a short-term capital loss carryforward for federal income tax purposes of $360,067 and a long-term capital loss carryforward for federal income tax purposes of $223,296, all of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in future years, thereby reducing future taxable gain distributions.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2019, Chartwell Short Duration High Yield Fund utilized $126,317 and $63,892 of short-term and long-term capital loss carryovers, respectively.

Net qualified late year losses, incurred after December 31, 2018 and within the taxable year, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended October 31, 2019, Chartwell Small Cap Growth Fund deferred $72,964 of late year ordinary losses to November 1, 2019 for federal income tax purposes.

For the year ended October 31, 2019, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Paid-in capital	$—	$—	$(16,406)	$(10,151)	$(75,116)
Accumulated earnings	$—	$—	$16,406	$10,151	$75,116

Such reclassifications have no effect on each Fund’s total net assets or its NAV per share.

The tax character of distributions paid during the years ended October 31, 2019 and 2018 was as follows:

	Berwyn Income Fund		Chartwell Mid Cap Value Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary Income	$59,728,632	$34,645,637	$1,147,462	$1,611,013
Net long-term capital gains	22,619,386	52,383,660	497,071	2,844,535
Total distributions paid	$82,348,018	$87,029,297	$1,644,533	$4,455,548

	Chartwell Small Cap Value Fund		Chartwell Short Duration High Yield Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary Income	$2,076,114	$340,645	$2,983,171	$1,612,434
Net long-term capital gains	13,184,797	7,021,825	—	—
Total distributions paid	$15,260,911	$7,362,470	$2,983,171	$1,612,434

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Chartwell Small Cap Growth Fund
	2019	2018
Distributions paid from:
Ordinary Income	$—	$2,563
Net long-term capital gains	70,964	185
Total distributions paid	$70,964	$2,748

Note 5 – Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments, excluding short-term investments and U.S. government securities, were as follows:

	Purchases	Sales
Berwyn Income Fund	$1,223,681,406	$1,763,158,629
Chartwell Mid Cap Value Fund	8,402,910	9,827,340
Chartwell Small Cap Value Fund	57,963,461	122,155,254
Chartwell Short Duration High Yield Fund	46,421,682	32,408,556
Chartwell Small Cap Growth Fund	22,027,239	19,715,675

Note 6 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure

ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2019, in valuing the Funds’ investments carried at fair value:

Berwyn Income Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$294,188,587	$—	$—	$294,188,587
Preferred Stocks	19,989,362	—	—	19,989,362
Corporate Bonds	—	375,130,747	—	375,130,747
Asset-Backed Securities	—	15,850,893	—	15,850,893
Mortgage-Backed Securities	—	60,285,281	—	60,285,281
U.S. Government Agency Obligations	—	162,919,642	—	162,919,642
U.S. Treasury Obligations	—	71,602,240	—	71,602,240
Money Market Funds	29,046,247	—	—	29,046,247
Total Investments	$343,224,196	$685,788,803	$—	$1,029,012,999

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Chartwell Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$24,114,209	$—	$—	$24,114,209
Money Market Funds	1,241,474	—	—	1,241,474
Total Investments	$25,355,683	$—	$—	$25,355,683

Chartwell Small Cap Value	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$167,487,312	$—	$—	$167,487,312
Money Market Funds	4,085,641	—	—	4,085,641
Total Investments	$171,572,953	$—	$—	$171,572,953

Chartwell Short Duration High Yield	Level 1	Level 2	Level 3	Total
Investments
Corporate Bonds	$—	$86,704,502	$—	$86,704,502
Money Market Funds	4,957,422	—	—	4,957,422
Total Investments	$4,957,422	$86,704,502	$—	$91,661,924

Chartwell Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$19,519,453	$—	$—	$19,519,453
Money Market Funds	2,852,064	—	—	2,852,064
Total Investments	$22,371,517	$—	$—	$22,371,517

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and/or corporate bonds, if applicable, by sector and/or industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended October 31, 2019.

Note 8 – Securities Lending

Under the terms of the securities lending agreement with BMO Securities Lending (“BMO”), BMO is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions is on an overnight and continuous basis. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in short-term

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to borrowers, the Funds each retain a portion of their respective net securities lending income and pay BMO the remaining portion.

As of October 31, 2019, the fair value of securities on loan and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Berwyn Income Fund	$27,569,496	$28,408,725
Chartwell Mid Cap Value Fund	21,855	22,560
Chartwell Small Cap Value Fund	3,618,367	3,724,813
Chartwell Short Duration High Yield Fund	3,954,714	4,090,505
Chartwell Small Cap Growth Fund	1,923,159	1,986,096

Note 9 – Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of October 31, 2019, Chartwell Small Cap Growth Fund had 31.6% of the value of its net assets invested in stocks within the Health Care sector.

Note 10 – Events Subsequent to the Fiscal Year End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during the fiscal year that materially impacted the amounts or disclosures in the Funds’ financial statements.

CHARTWELL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees of The Chartwell Funds
and the Shareholders of Berwyn Income Fund, Chartwell Mid Cap Value Fund,
Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund,
and Chartwell Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund, each a series of shares of beneficial interest in The Chartwell Funds (the “Funds”), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and the period June 16, 2017 through October 31, 2017 (commencement of operations for the Chartwell Small Cap Growth Fund) in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). We have also audited the financial highlights of Berwyn Income Fund and Chartwell Mid Cap Value Fund for each of the years during the two-year period ending December 31, 2015. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods detailed above, in conformity with accounting principles generally accepted in the United States of America. With respect to each of the Funds, and with the exception of the Chartwell Small Cap Growth Fund, the financial highlights for each of the periods presented in the table below have been audited by other auditors, whose report dated December 30, 2016 expressed an unqualified opinion on such financial highlights.

Fund	Financial Highlights
Berwyn Income Fund	For the period January 1, 2016 through October 31, 2016
Chartwell Mid Cap Value Fund	For the period January 1, 2016 through October 31, 2016
Chartwell Small Cap Value Fund	For each of the years in the two-year period ended October 31, 2016
Chartwell Short Duration High Yield Fund	For each of the years in the two-year period ended October 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

CHARTWELL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Chartwell Funds since 2017. Previously, we had served as the auditor of one or more of the Funds in the Berwyn Funds since 2003.

Philadelphia, Pennsylvania
December 18, 2019

CHARTWELL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The information in the row titled “Based on Actual Fund Return” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your Fund, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Based on Hypothetical 5% Return (before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the ongoing costs of investing in other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CHARTWELL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$ 1,027.80	0.64%	$3.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.98	0.64%	$3.26

Chartwell Mid Cap Value Fund
Based on Actual Fund Return	$1,000.00	$ 1,025.70	1.00%	$5.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.18	1.00%	$5.08

Chartwell Small Cap Value Fund
Based on Actual Fund Return	$1,000.00	$ 1,014.10	1.05%	$5.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.91	1.05%	$5.35

Chartwell Short Duration High Yield Fund
Based on Actual Fund Return	$1,000.00	$ 1,021.70	0.49%	$2.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.74	0.49%	$2.50

Chartwell Small Cap Growth Fund
Based on Actual Fund Return	$1,000.00	$ 956.20	1.05%	$5.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.91	1.05%	$5.35

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CHARTWELL FUNDS
OTHER INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at 1-888-995-5505, or on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling the Funds at 1-888-995-5505, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Disclosure

The Funds file a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-888-995-5505. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

CHARTWELL FUNDS
FEDERAL TAX INFORMATION (Unaudited)

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary income dividends paid during the year ended December 31, 2018 qualify for the corporate dividends received deduction:

Berwyn Income Fund	24.64%
Chartwell Mid Cap Value Fund	30.97%
Chartwell Small Cap Value Fund	100.00%
Chartwell Short Duration High Yield Fund	0.00%

Qualified Dividend Income

The Funds have designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2018.

Capital Gain Distributions

For the year ended October 31, 2019, the following Funds designated long-term capital gain distributions:

Berwyn Income Fund	$22,619,386
Chartwell Mid Cap Value Fund	$497,071
Chartwell Small Cap Value Fund	$13,184,797
Chartwell Small Cap Growth Fund	$70,964

CHARTWELL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
“Independent” Trustees:
Gerald Frey (born 1946) Trustee	Since 2017	Principal/General Partner, GSF Investments (1996-Present)	5	None
David M. O’Brien (born 1950) Trustee	Since 2017	Retired (2012-Present)	5	None
Paul L. Rudy, III (born 1967) Trustee	Since 2017	President, Graham Capital Company (2011-Present)	5	None
Interested Trustees:
Timothy J. Riddle † (born 1955) Chairman, Trustee, President and Chief Executive Officer	Since 2017	Managing Partner and Chief Executive Officer, Chartwell Investment Partners, LLC (1997-Present)	5	N/A

CHARTWELL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Officers of the Trust:
Neil Walker (born 1980) Treasurer, Chief Financial Officer and Secretary	Since 2017	Controller, Chartwell Investment Partners, LLC (2016-Present); Controller, The Killen Group (2011-2016)	N/A	N/A
Michael Magee (born 1965) Executive Vice President	Since 2017	Chief Operating Officer–Retail Division, Chartwell Investment Partners, LLC (2016-Present); Chief Operating Officer, The Killen Group (2013-2016)	N/A	N/A
Gregory Hagar (born 1968) Vice President	Since 2017	Managing Partner, Chief Financial Officer and Chief Operating Officer, Chartwell Investment Partners, LLC (1997-Present)	N/A	N/A
LuAnn Molino (born 1963) Chief Compliance Officer	Since 2017	Chief Compliance Officer, Marketing, Client Service, Chartwell Investment Partners, LLC (1997-Present)	N/A	N/A

†	Timothy J. Riddle is an “interested person” of the Trust by virtue of his affiliation with the Adviser and its affiliates.

Additional information about the Trustees and executive officers is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 995-5505.

CHARTWELL FUNDS
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At an in-person meeting held on May 23, 2019, the Board of Trustees (the “Trustees” or the “Board”) of The Chartwell Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Chartwell Investment Partners (the “Advisor”) with respect to the Berwyn Income Fund (“Income Fund”), Chartwell Mid Cap Value Fund (“Mid Cap Value Fund”), Chartwell Short Duration High Yield Fund (“High Yield Fund”), Chartwell Small Cap Growth Fund (“Small Cap Growth Fund”) and Chartwell Small Cap Value Fund (“Small Cap Value Fund”), each a series of the Trust (each, a “Fund” and together, the “Funds”), for an additional one-year period.

In considering the continuation of the Advisory Agreement, the Independent Trustees reviewed and considered information provided by the Advisor at the Meeting and throughout the year at meetings of the Board and its committees. The Independent Trustees also reviewed and considered the information and materials provided in response to a request for information submitted to the Advisor on behalf of the Board in connection with the proposed renewal of the Advisory Agreement, including statistical materials from Morningstar, an independent organization, comparing the performance of each Fund and the fees and expenses of each Fund with those of a peer group of funds. In connection with their review of each Fund, each Independent Trustee reviewed and considered all of the factors that he deemed relevant in approving the continuance of the Advisory Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services provided and profits realized by the Advisor and its affiliates from their relationship with the Funds; (iv) the extent to which economies of scale are realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In their deliberations, the Independent Trustees considered all of the information provided, including the factors summarized below, in renewing the Advisory Agreement with respect to each Fund, noting that the Trustees did not identify any single factor as being more or less important than any of the others, and individual Trustees may have weighed certain factors differently. The Independent Trustees received a memorandum discussing the legal standards for their consideration of the continuation of the Investment Agreement and met separately with, and were assisted and advised by, their independent counsel.

Nature, Extent and of Quality of Services

The Trustees considered information about the nature, extent and quality of the services provided by the Advisor, including investment management services and operational and compliance support. The Trustees reviewed background, qualifications and experience of the Advisor’s personnel who are responsible for the day-to-day portfolio management of the Funds, or who provide significant other services to the Funds, as well as the changes in such personnel. The Trustees considered the Advisor’s responsibilities in serving as the Funds’ investment advisor, including: supervising and managing the investment and reinvestment of

CHARTWELL FUNDS
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

each Fund’s assets; voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; supervising the investment program of the Fund and the composition of its investment portfolio; arranging for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; monitoring compliance with various policies and procedures of the Funds; and periodic reporting to the Board. The Trustees were provided with, and considered information regarding, the Advisor’s investment decision-making process and its trading and investment research functions. The Trustees considered the Funds’ compliance program, the compliance reports periodically furnished to the Board, and the results of any regulatory exams. The Trustees also considered the marketing and distribution arrangements for the Funds and the current asset levels of the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of services provided to each Fund by the Advisor under the Advisory Agreement.

Fund Performance

The Trustees reviewed the performance information for each Fund compiled by the Advisor and from Morningstar data for periods ended March 31, 2019. The Trustees reviewed each Fund’s performance in absolute terms and relative to the peer funds in its Morningstar investment category. The Trustees considered the size of each Fund in comparison to its peer funds, including whether the peer funds in each Morningstar investment category were part of a larger fund complex. The Trustees also reviewed the performance analysis prepared by the Advisor comparing each Fund’s performance relative to its benchmark index, over multiple performance periods, along with the Advisor’s explanation of the performance. Among other things, Trustees considered the following Fund-specific factors:

Income Fund. The Fund underperformed the category median for the one-, three-, and five-year periods, and the Fund outperformed the category median for the ten-year period. The Trustees considered that the Income Fund had recently transitioned to a new and expanded portfolio management team, which was not yet reflected in the performance results.

Mid Cap Value Fund. The Fund outperformed the category median for the one- and three-year periods and underperformed the category median for the five- and ten-year periods. The Trustees considered that the Fund has performed well relative to peers since it was repositioned in 2017.

High Yield Fund. The Fund underperformed the category median for the one- and three-year periods. The Trustees considered that the Fund maintains a higher average quality and shorter average maturity than the traditional high yield bond funds that are included in the Morningstar investment category.

Small Cap Growth Fund. The Fund underperformed the category median for the one-year period. The Trustees considered the Fund’s limited operational history, the impact of the challenging market environment in the fourth quarter of 2018, and the Advisor’s confidence in the Fund’s strategy and management team.

CHARTWELL FUNDS
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Small Cap Value Fund. The Fund underperformed the category median for the one-, three- and five-year periods. The Trustees considered the impact of the challenging market environment in the fourth quarter of 2018, and the Advisor’s confidence in the Fund’s strategy and management team.

After considering the information provided and presented at the Meeting and at meetings throughout the year, including discussions with and explanations by the Advisor, the Trustees determined that the performance of each Fund was reasonable.

Advisory Fees and Expenses

The Board reviewed the fee and expense information for each Fund compiled from Morningstar data for periods as of the funds’ respective fiscal year ends. The Board compared each Fund’s actual advisory fee and total net expense ratio (after waivers) with the peer funds in its Morningstar investment category. The Board also considered the size of each Fund in comparison to its peer funds, including whether the funds in each Morningstar investment category were part of a larger fund complex. Additionally, the Board received and considered information about the fees charged to other accounts and strategies managed by the Advisor that use similar investment styles and noted that these accounts are not subject to the same regulatory requirements as the Funds and do not offer daily transactions. Among other things, the Trustees considered the following Fund-specific factors:

Income Fund. (1) The Fund’s actual advisory fee was higher than the category median of actual advisory fees charged to the peer funds included in the Fund’s Morningstar investment category; (2) the Fund’s total net expense ratio was lower than the category median of total net expense ratios of the peer funds in the Fund’s Morningstar investment category; (3) the Advisor agreed to continue to limit the Fund’s expense ratio for an additional year.

Mid Cap Value Fund. (1) The Fund’s actual advisory fee was slightly higher than the category median of actual advisory fees charged to the peer funds included in the Fund’s Morningstar investment category; (2) the Fund’s total net expense ratio was equal to the category median of total net expense ratios of the peer funds in the Fund’s Morningstar investment category; (3) the Advisor agreed to limit the Fund’s expense ratio for an additional year.

High Yield Fund. (1) The Fund’s actual advisory fee was lower than the category median of actual advisory fees charged to the peer funds included in the Fund’s Morningstar investment category; (2) the Fund’s total net expense ratio was below the category median of total net expense ratios of the peer funds in the Fund’s Morningstar investment category; (3) the Advisor agreed to limit the Fund’s expense ratio for an additional year.

Small Cap Growth Fund. (1) The Fund’s actual advisory fee was higher than the category median of actual advisory fees charged to the peer funds included in the Fund’s Morningstar investment category; (2) the Fund’s total net expense ratio was lower than the category median of total net expense ratios of the peer funds in the Fund’s Morningstar investment category; (3) the Advisor agreed to limit the Fund’s expense ratio for an additional year.

CHARTWELL FUNDS
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Small Cap Value Fund. (1) The Fund’s actual advisory fee was higher than the category median of actual advisory fees charged to the peer funds in the Fund’s Morningstar investment category; (2) the Fund’s total net expense ratio was lower than the category median of total net expense ratios of the peer funds in the Fund’s Morningstar investment category; (3) the Advisor agreed to limit the Fund’s expense ratio for an additional year.

The Trustees concluded that the compensation paid to the Advisor under the Advisory Agreement and the total net expenses of each Fund, after waivers, were fair and reasonable in light of the nature and quality of the services to be provided by the Advisor to each Fund.

Costs of Services and Profitability

The Trustees considered the financial information provided by the Advisor, including the costs and profits with respect to each Fund. The Trustees concluded that the profits of the Advisor from its relationship with the Funds were reasonable.

The Trustees also considered the extent to which the Advisor might derive ancillary benefits as a result of its relationships with the Funds (other than the receipt of its investment advisory fee), including any research received from broker-dealers providing execution services to the Funds and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by the Advisor from providing services to the Funds was not excessive in view of the nature, extent and quality of services provided to the Funds.

Economies of Scale

The Trustees considered the size of each Fund and noted the Advisor had instituted breakpoints in the advisory fee for the largest Fund, the Income Fund. The Trustees also noted that although there were no advisory fee breakpoints on the Mid Cap Value Fund, High Yield Fund, Small Cap Growth Fund and Small Cap Value Fund, the assets levels of those Funds were not currently likely to lead to significant economies of scale and that any such economies would be considered in the future as those Funds’ assets grow.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for an additional one-year period.

Chartwell Funds

Each a series of The Chartwell Funds

Investment Advisor

Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Paul L. Rudy, III. Mr. Rudy, III is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $71,000 and $68,000 with respect to the registrant’s fiscal years ended October 31, 2019 and 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,250 and $10,000 with respect to the registrant’s fiscal years ended October 31, 2019 and 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2019 and 2018, aggregate non-audit fees of $11,250 and $10,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Chartwell Funds

By (Signature and Title)*		/s/ Timothy J. Riddle
Timothy J. Riddle, Chairman, President and Chief Executive Officer (Principal Executive Officer)

Date	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Riddle
Timothy J. Riddle, Chairman, President and Chief Executive Officer (Principal Executive Officer)

Date	December 30, 2019

By (Signature and Title)*		/s/ Neil Walker
Neil Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	December 30, 2019

*	Print the name and title of each signing officer under his or her signature.